    Salomon Brothers
    Variable Series Funds Inc


   Semi-
   Annual
   Report
   2001

   JUNE 30, 2001

 .  INVESTORS FUND


                                    [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE FUNDS INC

Our Message to You



DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Salomon Brothers Variable Investors Fund ("Fund")/1/ for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategies. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY
The Fund seeks to identify those companies with attractive valuations and favorable earnings growth prospects. While no guarantees can be made, we remain confident that our value strategy will reward the Fund's shareholders over time.

PERFORMANCE UPDATE
The Fund's shares returned negative 0.60% for the six months ended June 30, 2001. In comparison, the Standard & Poor's 500 Index/2/ ("S&P 500") and the Lipper Inc./3 /peer group average of large-cap value funds returned negative 6.69% and negative 0.95%, respectively, for the same period.

MARKET REVIEW
The first half of 2001 was characterized by aggressive interest rate cuts by the U.S. Federal Reserve Board ("Fed") and continued deterioration in corporate earnings. After a strong start in January in response to two Fed interest rate cuts, the equity markets began a decline that lasted throughout the first quarter. In February, the reality of weak corporate profits began to set in. By this time, the slowdown in the technology sector had moved beyond PCs, semiconductors and wireless, and had begun to affect companies that had claimed they were immune to the deteriorating environment. Weakness in technology and telecommunications stocks spread to other sectors as the quarter progressed. A third interest rate cut by the Fed in mid-March failed to excite the equity markets.

After first quarter 2001, earnings pre-announcements ended in early April and the market experienced a strong rally, which lasted through mid-May. Two more interest rate cuts by the Fed helped buoy this rally. By June, however, negative second quarter earnings pre-announcements dragged the equity markets down once again. The technology and communications sectors, in particular, suffered during this pre-announcement period.

--------
1The Fund is an underlying investment option of variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest in an index.
3Lipper is an independent mutual fund-tracking organization.

HIGHLIGHTS

The Fund performed well in the first six months of 2001, outpacing both its large-cap value peer group and the S&P 500. A number of technology stocks that we added at the end of 2000 at depressed valuation levels helped the Fund's performance during the period. We continued to take advantage of weakness in selected technology stocks throughout the first half of this year by focusing on stocks that offered valuation support, particularly on a price-to-sales basis, e.g., Sun Microsystems Inc. and Motorola Inc. Although we recognize that near-term fundamentals remain difficult, we believe these stocks will reward the Fund's investors over the longer term.

We also increased our communications weighting during the period. We initiated a position in AT&T Corp., elevating it to our second-largest holding by the end of June. We believe that AT&T is attractive on a sum-of-the-parts basis and were particularly interested in the company's cable operations./4/ At the time of our purchase, it was reported that the operating margins of AT&T's cable operations were significantly lower than its peers. We believe that there is substantial opportunity for the company to grow these margins.

In terms of specific contributors during the first six months of 2001, the technology sector provided some of our best and worst performers. On the brighter side, Computer Associates International Inc., IBM Corp., Dell Computer Corp. and National Semiconductor Corp. were all among the top five of the Fund's contributors. At the other end of the spectrum, Tellabs Inc., Solectron Corp. and ADC Telecommunications Inc. were among the largest detractors from performance. Tellabs, in particular, significantly hurt the Fund's performance during the quarter.

Other top-ten contributors during the period came from a variety of sectors, and included Federated Department Stores, Bank of America Corp., Alcoa Inc., Household International Inc., Canadian National Railway Co. and Ralston Purina Co. Some of the other stocks that held back performance included Kimberly-Clark Corp., Honeywell International Inc., American Express Co., Merck & Co. Inc. and Safeway Inc.

OUTLOOK
The volume and the magnitude of negative earnings pre-announcements that we have seen recently are a reminder that business conditions remain challenging for most U.S. companies. Fortunately, we believe the Fed is in a position to continue to reduce interest rates. Inflation remains low and energy and electricity costs have abated for the time being. In our opinion, the substantial interest rate cuts that the Fed has made year-to-date should begin to have a positive impact on the economy over the next several months. Typically, interest rate cuts take a number of months to begin working their way through the economy. In addition, taxpayers will shortly receive a tax rebate, which we believe should also aid the economy by boosting consumer spending. Nevertheless, we are watching consumer spending and consumer confidence indicators carefully. Thus far, the consumer has remained fairly resilient to the weakening economy. Any meaningful decline in consumer spending, however, could postpone the economic recovery that we are expecting late this year.


--------
4 Subsequent to the end of the reporting period, Comcast Corp. made a bid for AT&T's cable operations.

As far as the Fund is concerned, we are taking a two-pronged approach. On one hand, we have added to defensive stocks where we see valuation support and little downside from current levels; at the same time, we have added modestly to some higher-beta/5/ stocks that should offer attractive returns as the market recovers. As of June 30, 2001, the Fund was overweight in communications and financials and underweight in healthcare, capital goods and consumer cyclicals in comparison with the S&P 500. Overall, we continue to maintain our value discipline as we focus on identifying favorable entry points for attractive long-term returns. We believe that these actions will position the Fund well during these volatile periods.

We appreciate your investment with the Salomon Brothers Variable Investors Fund and we look forward to serving your financial needs in the years ahead.

Sincerely,

/s/ Heath B. McLendon                        /s/ John B. Cunningham
Heath B. McLendon                            John B. Cunningham
Chairman and President                       Vice President

July 12, 2001

The information provided in this commentary represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's investment portfolio. Please refer to pages 5 through 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.

--------
5Beta is a measure of the sensitivity of a stock's rate of return against that of the market as a whole. A beta greater than 1.0 indicates a volatility level that exceeds that of the overall market.

The graph to the right depicts the performance of the Investors Fund versus the Standard & Poor's 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE INVESTORS FUND
 Comparison of $10,000 Investment in the Fund with Standard & Poor's 500 Index

[CHART]
                               Standard & Poor's
              Investors Fund       500 Index
    2/17/98       10,000             10,000
    12/98         11,056             12,179
    12/99         12,345             14,738
    12/00         14,224             13,396
    6/30/01       14,138             12,500



Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain   Total
  Period Ended         of Period of Period Dividends Distributions Returns+
  -----------------------------------------------------------------------
  6/30/01               $13.59    $13.36     $0.00       $0.16      (0.60)%++
  -----------------------------------------------------------------------
  12/31/00               12.23     13.59      0.10        0.41      15.24
  -----------------------------------------------------------------------
  12/31/99               11.01     12.23      0.06        0.00      11.65
  -----------------------------------------------------------------------
  2/17/98* -- 12/31/98   10.00     11.01      0.05        0.00      10.55++
  -----------------------------------------------------------------------
  Total                                      $0.21       $0.57
  -----------------------------------------------------------------------

 Average Annual Total Returns+

Six Months Ended 6/30/01++         (0.60)%
----------------------------------------
Year Ended 6/30/01                  4.93
----------------------------------------
2/17/98* through 6/30/01           10.84
----------------------------------------

 Cumulative Total Return+

2/17/98* through 6/30/01                    41.38%
-------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Commencement of operations.

          Schedule of Investments
          June 30, 2001 (unaudited)



        Shares                   Security                      Value

        ----------------------------------------------------------------
        COMMON STOCK -- 96.0%
        Basic Industries -- 3.8%
         90,100 Alcoa Inc.................................. $ 3,549,940
         51,800 The Dow Chemical Co........................   1,722,350
         83,400 International Paper Co.....................   2,977,380
                                                            -----------
                                                              8,249,670
                                                            -----------
        Capital Goods -- 2.4%
         90,700 Honeywell International Inc.*..............   3,173,593
         50,700 Ingersoll-Rand Co..........................   2,088,840
                                                            -----------
                                                              5,262,433
                                                            -----------
        Communications -- 12.2%
         53,400 ALLTEL Corp................................   3,271,284
        252,100 AT&T Corp..................................   5,546,200
        132,500 General Motors Corp., Class H Shares+......   2,683,125
        316,400 Genuity Inc.+..............................     987,168
         73,200 SBC Communications Inc.....................   2,932,392
        160,800 Sprint Corp................................   3,434,688
        116,100 Verizon Communications Inc.................   6,211,350
        105,500 WorldCom, Inc. - WorldCom Group+...........   1,578,280
                                                            -----------
                                                             26,644,487
                                                            -----------
        Consumer Cyclicals -- 4.3%
         62,000 Costco Wholesale Corp.+....................   2,546,960
         87,900 Federated Department Stores, Inc.+.........   3,735,750
         43,600 RadioShack Corp............................   1,329,800
         49,500 Target Corp................................   1,712,700
                                                            -----------
                                                              9,325,210
                                                            -----------
        Consumer Non-Cyclicals -- 14.6%
        102,500 AT&T Corp. - Liberty Media, Class A Shares+   1,792,725
         55,800 Coca-Cola Enterprises Inc..................     912,330
        170,200 ConAgra Foods, Inc.........................   3,371,662
         61,300 Kimberly-Clark Corp........................   3,426,670
        112,600 McDonald's Corp............................   3,046,956
        124,300 The News Corp. Ltd., ADR...................   4,027,320
         48,700 The Pepsi Bottling Group, Inc..............   1,952,870
         74,400 Philip Morris Cos. Inc.....................   3,775,800
         31,200 The Quaker Oats Co.........................   2,847,000
         62,000 R.J. Reynolds Tobacco Holdings, Inc........   3,385,200
         69,200 Safeway Inc.+..............................   3,321,600
                                                            -----------
                                                             31,860,133
                                                            -----------
        Energy -- 7.6%
         25,900 Amerada Hess Corp..........................   2,092,720
         54,100 Burlington Resources Inc...................   2,161,295
        107,000 Conoco Inc., Class A Shares................   3,017,400
         46,200 Royal Dutch Petroleum Co., NY Shares.......   2,692,074
         41,700 Total Fina SA ADR..........................   2,927,340
         34,900 Transocean Sedco Forex Inc.................   1,439,625
         76,600 USX-Marathon Group.........................   2,260,466
                                                            -----------
                                                             16,590,920
                                                            -----------
        Financial Services -- 23.9%
         83,200 American Express Co........................   3,228,160
         70,000 American General Corp......................   3,251,500
         63,100 Bank of America Corp.......................   3,787,893


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)



      Shares                     Security                       Value

      --------------------------------------------------------------------
      Financial Services -- 23.9% (continued)
       77,700 The Bank of New York Co., Inc................. $  3,729,600
       22,500 Comerica Inc..................................    1,296,000
      101,400 FleetBoston Financial Corp....................    4,000,230
       50,000 Franklin Resources, Inc.......................    2,288,500
       40,600 Freddie Mac...................................    2,842,000
       62,000 Household International, Inc..................    4,135,400
       78,900 J.P. Morgan Chase & Co........................    3,518,940
       56,800 MBNA Corp.....................................    1,871,560
       57,700 Morgan Stanley Dean Witter & Co...............    3,706,071
       10,000 SunTrust Banks, Inc...........................      647,800
      123,300 U.S. Bancorp..................................    2,810,007
       86,100 Waddell & Reed Financial, Inc., Class A Shares    2,733,675
      141,600 Washington Mutual, Inc........................    5,317,080
       46,100 Wells Fargo & Co..............................    2,140,423
       11,300 XL Capital Ltd., Class A Shares...............      927,730
                                                             ------------
                                                               52,232,569
                                                             ------------
      Healthcare -- 3.9%
       75,000 HCA Inc.......................................    3,389,250
       39,700 Merck & Co., Inc..............................    2,537,227
       73,200 Novartis A.G. ADR.............................    2,646,180
                                                             ------------
                                                                8,572,657
                                                             ------------
      Real Estate Investment Trust -- 0.5%
       33,800 Equity Office Properties Trust................    1,069,094
                                                             ------------
      Technology -- 18.0%
      135,200 3Com Corp.+...................................      642,200
      261,800 Compaq Computer Corp..........................    4,055,282
       70,600 Computer Associates International, Inc........    2,541,600
      129,600 Dell Computer Corp.+..........................    3,363,120
      100,600 Hewlett-Packard Co............................    2,877,160
       25,700 Intel Corp....................................      751,725
       36,600 International Business Machines Corp..........    4,135,800
      237,100 Motorola, Inc.................................    3,926,376
       99,200 National Semiconductor Corp.+.................    2,888,704
       96,400 Nokia Corp., Sponsored ADR....................    2,124,656
      103,700 SCI Systems, Inc.*+...........................    2,644,350
      209,300 Solectron Corp.+..............................    3,830,190
      196,800 Sun Microsystems, Inc.+.......................    3,093,696
      149,900 Telefonaktiebolaget LM Ericsson AB............      812,458
       84,400 Tellabs, Inc.+................................    1,627,232
                                                             ------------
                                                               39,314,549
                                                             ------------
      Transportation -- 2.1%
       51,800 Canadian National Railway Co..................    2,097,900
       60,800 Canadian Pacific Ltd..........................    2,356,000
                                                             ------------
                                                                4,453,900
                                                             ------------
      Utilities -- 2.7%
       62,700 El Paso Corp..................................    3,294,258
       78,900 The Williams Cos., Inc........................    2,599,755
                                                             ------------
                                                                5,894,013
                                                             ------------
              TOTAL COMMON STOCK (Cost -- $202,492,642).....  209,469,635
                                                             ------------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)


Contracts                                          Security                                            Value

-----------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS + -- 0.0%
       696 SCI Systems, Inc., Put @ $20.00, Expire 7/21/01 (Cost -- $150,255)...................... $     26,100
                                                                                                    ------------

  Face
 Amount
----------
REPURCHASE AGREEMENT -- 4.0%
$8,811,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity -- $8,813,891;
            (Fully collateralized by U.S. Treasury Bonds, 7.250% to 12.000% due 8/15/13 to 2/15/19;
            Market value -- $8,987,275) (Cost -- $8,811,000).......................................    8,811,000
                                                                                                    ------------

           TOTAL INVESTMENTS -- 100%
           (Cost -- $211,453,897**)................................................................ $218,306,735
                                                                                                    ============

--------
 * The following securities were held in escrow at June 30, 2001, to cover outstanding call options written:

        Securities Held                 Market Value                                Number of
           in Escrow            Shares  of Securities     Written Call Options      Contracts

----------------------------------------------------------------------------------------------
   Honeywell International Inc. 22,600   $  790,774   Honeywell International Inc.,    226
                                                       7/21/01 @ 45.0
   SCI Systems, Inc.            69,600    1,774,800   SCI Systems, Inc.,               696
                                                       7/21/01 @ 22.5

 + Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   -----------------------------------
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2001 (unaudited)

ASSETS:
  Investments, at value (Cost -- $211,453,897)......................... $218,306,735
  Cash.................................................................          862
  Receivable for securities sold.......................................    1,734,732
  Dividend and interest receivable.....................................      301,233
  Deferred organization costs..........................................       10,222
                                                                        ------------
  Total Assets.........................................................  220,353,784
                                                                        ------------
LIABILITIES:
  Payable for securities purchased.....................................    3,385,694
  Written options, at value (Premiums received -- $143,251) (Note 5)...      270,130
  Management fee payable...............................................      118,941
  Administration fee payable...........................................        8,496
  Accrued expenses.....................................................       76,471
                                                                        ------------
  Total Liabilities....................................................    3,859,732
                                                                        ------------
Total Net Assets....................................................... $216,494,052
                                                                        ============
NET ASSETS:
  Par value of capital shares.......................................... $     16,200
  Capital paid in excess of par value..................................  211,117,725
  Undistributed net investment income..................................      938,008
  Accumulated net realized loss from security transactions and options.   (2,303,840)
  Net unrealized appreciation of investments and options...............    6,725,959
                                                                        ------------
Total Net Assets....................................................... $216,494,052
                                                                        ============
Shares Outstanding.....................................................   16,200,436
                                                                        ------------
Net Asset Value, per share.............................................       $13.36
                                                                        ------------


                      See Notes to Financial Statements.

          Statement of Operations
          For the Six Months Ended June 30, 2001 (unaudited)


INVESTMENT INCOME:
  Dividends.................................................................... $ 1,383,442
  Interest.....................................................................     349,876
  Less: Foreign withholding tax................................................     (30,233)
                                                                                -----------
  Total Investment Income......................................................   1,703,085
                                                                                -----------

EXPENSES:
  Management fee (Note 2)......................................................     644,599
  Administration fee (Note 2)..................................................      46,043
  Audit and legal..............................................................      19,589
  Shareholder communications...................................................      18,349
  Registration fees............................................................      12,398
  Custody......................................................................      10,712
  Shareholder and system servicing fees........................................       5,454
  Amortization of deferred organization costs..................................       3,114
  Directors' fees..............................................................       2,108
  Other........................................................................       3,471
                                                                                -----------
  Total Expenses...............................................................     765,837
                                                                                -----------
Net Investment Income..........................................................     937,248
                                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS (NOTES 3 AND 5):
  Realized Gain (Loss) From:
   Security transactions (excluding short term securities).....................  (1,615,449)
   Options purchased...........................................................    (141,572)
   Options written.............................................................     (84,786)
                                                                                -----------
  Net Realized Loss............................................................  (1,841,807)
                                                                                -----------
  Change in Net Unrealized Appreciation of Investments and Options:
   Beginning of period.........................................................   8,738,864
   End of period...............................................................   6,725,959
                                                                                -----------
  Decrease in Net Unrealized Appreciation......................................  (2,012,905)
                                                                                -----------
Net Loss on Investments and Options............................................  (3,854,712)
                                                                                -----------
Decrease in Net Assets From Operations......................................... $(2,917,464)
                                                                                ===========

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000



                                                                      2001          2000
                                                                  ------------  ------------
OPERATIONS:
  Net investment income.......................................... $    937,248  $    941,722
  Net realized gain (loss).......................................   (1,841,807)    6,336,017
  Increase (decrease) in net unrealized appreciation.............   (2,012,905)    4,926,051
                                                                  ------------  ------------
  Increase (Decrease) in Net Assets From Operations..............   (2,917,464)   12,203,790
                                                                  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................           --      (939,796)
  Net realized gains.............................................   (2,377,776)   (4,116,787)
                                                                  ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders......   (2,377,776)   (5,056,583)
                                                                  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares...............................   85,073,806    89,774,409
  Net asset value of shares issued for reinvestment of dividends.    2,377,776     5,056,583
  Cost of shares reacquired......................................   (7,992,125)  (12,190,297)
                                                                  ------------  ------------
  Increase in Net Assets From Fund Share Transactions............   79,459,457    82,640,695
                                                                  ------------  ------------
Increase in Net Assets...........................................   74,164,217    89,787,902
NET ASSETS:
  Beginning of period............................................  142,329,835    52,541,933
                                                                  ------------  ------------
  End of period*................................................. $216,494,052  $142,329,835
                                                                  ============  ============
* Includes undistributed net investment income of:...............     $938,008          $760
                                                                  ============  ============


10


                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Investors Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital and secondarily current income. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2000, the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund had not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.70% of its average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements
(unaudited) (continued)



SBAM also acts as administrator to the Fund. As compensation for its services, the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2001, there were no brokerage commissions paid to Salomon Smith Barney Inc., another subsidiary of SSBH, and its affiliates.

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.............................. $111,860,145
                                        ============
Sales.................................. $ 25,814,256
                                        ============

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation.......... $ 20,353,740
Gross unrealized depreciation..........  (13,500,902)
                                        ------------
Net unrealized appreciation............ $  6,852,838
                                        ============

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund held purchased put options with a total cost of $150,255.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call

Notes to Financial Statements
(unaudited) (continued)


option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the six months ended June 30, 2001:

                                                       Number of
                                                       Contracts Premiums
                                                       --------- ---------
Options written, outstanding at December 31, 2000.....      187  $  19,703
Options written.......................................    1,867    361,396
Options canceled in closing purchase transactions.....     (952)  (203,274)
Options exercised.....................................      (65)   (29,054)
Options expired.......................................     (115)    (5,520)
                                                       --------  ---------
Options written, outstanding at June 30, 2001.........      922  $ 143,251
                                                       ========  =========

The following represents the written call option contracts open at June 30, 2001:

Number of                                                                  Strike
Contracts                                                       Expiration Price    Value
---------                                                       ---------- ------ ---------
   226    Honeywell International Inc..........................  7/21/01   $45.0  $  (5,650)
   696    SCI Systems, Inc.....................................  7/21/01    22.5   (264,480)
                                                                                  ---------
          Total Options Written (Premiums received -- $143,251)                   $(270,130)
                                                                                  =========

6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2001, the Fund did not hold any when-issued securities.

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") or other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2001, the Fund did not hold any TBA securities.

Notes to Financial Statements
(unaudited) (continued)



8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2001, the Fund did not have any securities on loan.

9. Capital Stock

At June 30, 2001, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                        Six Months Ended    Year Ended
                                         June 30, 2001   December 31, 2000
                                        ---------------- -----------------
     Shares sold.......................    6,251,691         6,754,880
     Shares issued on reinvestment of
       dividends.......................      167,685           373,180
     Shares reacquired.................     (695,903)         (946,316)
                                           ---------         ---------
     Net Increase......................    5,723,473         6,181,744
                                           =========         =========

          Financial Highlights


For a share of capital stock outstanding for the year ended December 31, unless otherwise noted:

                                            2001(1)         2000     1999    1998(2)
                                           ----------     --------  -------  --------
Net Asset Value, Beginning of Period......   $  13.59     $  12.23  $ 11.01   $ 10.00
                                           ----------     --------  -------  --------
Income (Loss) From Operations:
  Net investment income (3)...............       0.06         0.10     0.06      0.05
  Net realized and unrealized gain (loss).      (0.13)        1.77     1.22      1.01
                                           ----------     --------  -------  --------
Total Income (Loss) From Operations.......      (0.07)        1.87     1.28      1.06
                                           ----------     --------  -------  --------
Less Distributions From:
  Net investment income...................         --        (0.10)   (0.06)    (0.05)
  Net realized gains......................      (0.16)       (0.41)      --        --
  Capital.................................         --           --       --     (0.00)*
                                           ----------     --------  -------  --------
Total Distributions.......................      (0.16)       (0.51)   (0.06)    (0.05)
                                           ----------     --------  -------  --------
Net Asset Value, End of  Period...........   $  13.36     $  13.59  $ 12.23   $ 11.01
                                           ==========     ========  =======  ========
Total Return (4)..........................      (0.60)%++    15.24%   11.65%    10.55%++
Net Assets, End of Period (000s)..........   $216,494     $142,330  $52,542   $13,038
Ratios to Average Net Assets:
  Expenses (3)(5).........................       0.83%+       0.91%    0.98%     1.00%+
  Net investment income...................       1.02+        1.10     0.91      1.14+
Portfolio Turnover Rate...................         15%          65%      51%       62%

--------
(1) For the six months ended June 30, 2001 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or a portion of its management fees for the year ended December 31, 1999 and the period ended
    December 31, 1998. In addition, SBAM reimbursed the Fund for $17,030 in expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                               Decrease in Net  Expense Ratios Without
                              Investment Income   Fee Waivers and/or
                                  Per Share     Expense Reimbursements
                              ----------------- ----------------------
          1999...............       $0.01                1.15%
          1998...............        0.04                2.07+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    PFPC Trust Company
    17th and Chestnut Streets
    Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
    Consultant, Colman Consulting
DANIEL P. CRONIN
    Vice President-General Counsel,
    Pfizer International Inc.
HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

                           [LOGO OF SALOMON BROTHERS]


              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

       Salomon Brothers
       Variable Series Funds Inc


   Semi-
   Annual
   Report
   2001
   JUNE 30, 2001

 .  CAPITAL FUND


                                    [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE FUNDS INC

Our Message to You


DEAR SHAREHOLDER:
We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Capital Fund ("Fund")/1/ for the period ended June 30, 2001. This letter discusses general economic and market conditions as well as major Fund developments during the period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY
The Fund seeks capital appreciation through investments primarily in securities which we believe have above-average capital appreciation potential. The Fund seeks to achieve its investment objective through investments primarily in equity securities of U.S. companies. These companies may range in size from established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies (i.e., less than $1 billion in market capitalization) at the beginning of their life cycles. Please note that such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies, as well as new issues.

The Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in large-, small- and mid-size companies. Our strategy can also be characterized as a "style neutral" or "blend" portfolio in that we purchase both growth and value stocks./2/ In fact, one of our primary goals is to find out of favor value stocks that we think may blossom into growth stocks. These can sometimes include some of our best performers because we buy them when they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential.

Because the Fund owns some stocks from most categories, it has the opportunity to own some promising securities under most market conditions and our strategy can result in a unique, diversified portfolio of stocks. We think that these are two key advantages to our investment strategy./3/

--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 Value investing consists of identifying securities of companies that are believed to be undervalued in the market. Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.
3 Of course, investors can also lose money in the sub-account if our judgement about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

Another aspect of our core investment style is a "bottom-up"/4/ stock picking strategy. We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals, the consistency of the financial numbers to determine their quality (for instance, are receivables growing much faster than sales?, a sign that current sales may overstate the long term trend) and is used as a framework for valuation and risk assessment. These and other factors are what drive our stock selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest.

As portfolio managers, we have a role in addition to stock picking; we need to put all the individual security selections into a portfolio that meets a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, in the Fund, our best ideas generally get very high weightings, as much as 5% of the portfolio on occasion. This strategy, known as high position concentration, can generate above-market return potential if executed properly. (Of course, past performance is not indicative of future results.)

At the same time, we always factor in excess risk. A good idea that has a very high-risk profile tends to get lower weighting, such as 1% of the portfolio, in order to diversify risk and dampen portfolio volatility. And while no guarantees can be made, this way we can take individual risks on behalf of our shareholders without creating an overly risky portfolio.

PERFORMANCE UPDATE
The Fund returned 5.50% for the six months ended June 30, 2001./5/ In comparison, the Russell 3000 Index/6/ and the Standard & Poor's 500 Index ("S&P 500")/7/ both returned negative 6.11% and negative 6.69%, respectively, for the same period. Past performance is not indicative of future results.

MARKET OVERVIEW
The stock market showed evidence of a split personality during the first half of 2001. January and April had strong rallies -- driven by aggressive

--------
4 Bottom-up investing is an asset management style that focuses on the analysis of individual stocks instead of basing decisions on economic or market trends.
5 The performance returns cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contract such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results
6 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
7 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

--------
8 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

interest-rate cutting by the U.S. Federal Reserve Board ("Fed") -- which tried to recapture the go-go spirit of 1999 and early 2000. These bursts of enthusiasm were short-lived, however, and the market finished the first half of 2001 substantially lower than where it started. The S&P 500 Index fell 6.7%, and the Nasdaq Composite Index/8/ lost 12.4%. Despite the Fed's efforts, a weakening U.S. economy continued to hurt corporate profits, particularly for technology and other growth-oriented companies. The stock market continued to exhibit a value bias, in place since March 2000, as evidenced by strong performances from basic industrial and consumer cyclical stocks. But more importantly, market psychology continued to place more importance on company fundamentals than exciting sector themes or momentum-chasing portfolio strategies. Aside from brief trading rebounds in January and April, investors continued to shun dot-coms and other highly speculative issues whose prices could not be justified via traditional fundamental analysis. The "lost art" of fundamental investing seems to have been rediscovered in 2000, and continues to be practiced thus far in 2001.

PORTFOLIO HIGHLIGHTS
The Fund's strong outperformance, relative to the benchmark Russell 3000 Index, was driven primarily by stock selection across most sectors, especially technology, healthcare, consumer staples and basic industry. Similar to most of last year, 2001 has been a stockpicker's market; in which choosing the right company based on its fundamentals has made money even in the weak market sectors such as technology and consumer staples. Tech stocks Advanced Micro Devices and Nvidia were meaningful contributors (both were no longer held as of June 30, 2001), as were Hormel (2.3% of net assets at June 30) and Pathmark (0.8%) in the consumer staples group. As usual, key individual stock contributors to performance came from a variety of industries, the result of our diversified approach of searching for good ideas in various industries. Other examples were retailers Federated Department Stores and Staples (2.0% and 1.9% respectively at June 30), basic industrials Polyone Corp. and AK Steel Holdings (1.6% and 1.2% respectively), and Medarex (a biopharmaceutical company, 0.9% of net assets).

MARKET OUTLOOK
Going forward, we are not expecting significant improvement in the U.S. economy until 2002. We continue to believe the market will remain in a broad trading range until enough time passes to absorb the excesses that the Internet bubble caused for our economy. While both fiscal and monetary policy are currently simulative, corporate earnings are deteriorating and costs are being cut (remember that each company's cost savings cuts into its suppliers' revenues). The negative company fundamentals are being offset by the positive developing macroeconomic environment leading the market to make little progress in either direction.

At this time we are still underweighted in technology due to weak current fundamentals, but have begun to add selectively to positions on price dips to begin accumulating core positions. As an alternative to technology stocks, we continue to overweight telecommunications services (and have recently added to positions). This sector led the technology spending boom of the past few years, and should be the fastest growing buyer of technology despite recent turmoil in the group. Therefore, we believe that technology companies will not experience sustainable improvement in their fundamentals -- or stock prices -- until their key telecom customers do. In addition, we expect telecom service companies to capture the benefit of lower-cost technology purchases. Within the telecom service area we are hoping to increase our weightings in distressed debt securities. These bonds, generally trading at a fraction of their issue price with yields well north of 20% per year, offer an attractive risk/return profile. We also believe that recent efforts of issuers to repurchase these bonds and take advantage of their low prices is the beginning of a sustainable trend and will produce significant appreciation in the remaining bonds. We have also started to add back to the energy stocks that we sold earlier in the year. The long-term fundamentals for many of the companies in this sector remain positive despite a negative near term outlook.

Our overall portfolio strategy remains unchanged even though our sector weightings shift each year. While we will hold concentrated positions (such as Safeway, AT&T and Washington Mutual 3.7%, 3.2% and 3.3% of net assets, respectively), they tend to be in a variety of industries. We continue to emphasize "idea diversification", which has helped to dampen performance volatility as well as contribute to long-term outperformance versus benchmark and peers. Whether our style is in favor, such as during the last 5 quarters, or out of favor such as in 1999, you should expect the Fund to continue to apply its investment strategy consistently in the future. It is our philosophy that growth in recurring sales, cash flow and earnings drives stock prices up over time. Our approach is to invest in those companies that have these characteristics, and believe that when we are successful at finding these companies the Fund can generate attractive long term performance regardless of the investment flavor of the moment. Furthermore, our success in a variety of market environments that alternatively have favored large or small, growth or value "styles" validates our broad-market approach. We do not constrain ourselves into a particular style "box", as is the fashion among the mutual fund community these days. By covering all the bases, we have not suffered greatly when a particular style moves in or out of favor. Instead, our bottom-up fundamental approach allows us to find profitable opportunities wherever they may be -- large or small, growth or value.

Thank you for your investment in the Salomon Brothers Variable Capital Fund.

Sincerely,

/s/ Heath B. McLendon  /s/ Ross S. Margolies
Heath B. McLendon      Ross S. Margolies
Chairman and President Executive Vice President

August 9, 2001

The information in this letter represents the opinion of the manager and is not intended to be a forecast of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.

The following graph depicts the performance of the Capital Fund versus the Russell 3000 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE CAPITAL FUND
 Comparison of $10,000 Investment in the Fund with the Russell 3000 Index
[CHART]
                  Capital Fund       Russell 3000 Index
    2/17/1998         10,000              10,000
    6/98              10,970              10,932
    12/98             11,811              11,788
    6/99              13,373              13,123
    12/99             14,420              14,246
    6/00              16,794              14,382
    12/00             17,049              13,184
    6/30/2001          17,987              12,378

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
 Historical Performance

                          Net Asset Value
                        -------------------
                        Beginning    End     Income   Capital Gain   Total
   Period Ended         of Period of Period Dividends Distributions Returns+

   ---------------------------------------------------------------------------
   6/30/01               $15.10    $15.74     $0.00       $0.20       5.50%++
   ---------------------------------------------------------------------------
   12/31/00               13.67     15.10      0.08        0.96      18.24
   ---------------------------------------------------------------------------
   12/31/99               11.57     13.67      0.07        0.39      22.08
   ---------------------------------------------------------------------------
   2/17/98* -- 12/31/98   10.00     11.57      0.09        0.15      18.12++

   ---------------------------------------------------------------------------
   Total                                      $0.24       $1.70

   ---------------------------------------------------------------------------

 Average Annual Total Returns+

                       Six Months Ended 6/30/01++  5.50%
                       ----------------------------------
                       Year Ended 6/30/01          7.10
                       ----------------------------------
                       2/17/98* through 6/30/01   19.06

                       ----------------------------------

 Cumulative Total Return+

                        2/17/98* through 6/30/01 79.87%

                        --------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.

          Schedule of Investments
          June 30, 2001 (unaudited)



  Shares                    Security                        Value

----------------------------------------------------------------------
COMMON STOCK -- 85.9%
Basic Industries -- 6.6%
127,200  AK Steel Holding Corp.......................... $  1,595,088
 34,400  Alcoa Inc......................................    1,355,360
 50,000  International Paper Co.........................    1,785,000
 32,200  OM Group, Inc..................................    1,811,250
192,200  PolyOne Corp...................................    2,000,802
                                                         ------------
                                                            8,547,500
                                                         ------------
Communications -- 12.2%
188,600  AT&T Corp......................................    4,149,200
112,100  Dobson Communications Corp., Class A Shares+...    1,911,305
 75,500  General Motors Corp., Class H Shares+..........    1,528,875
328,100  Genuity Inc.+..................................    1,023,672
 99,400  NTL Inc.+......................................    1,197,770
 38,900  SBC Communications Inc.........................    1,558,334
163,801  UnitedGlobalCom Inc., Class A Shares+..........    1,416,879
 57,100  Verizon Communications Inc.....................    3,054,850
                                                         ------------
                                                           15,840,885
                                                         ------------
Consumer Cyclicals -- 8.5%
 88,500  Costco Wholesale Corp.+........................    3,635,580
 58,700  Federated Department Stores, Inc.+.............    2,494,750
 10,971  Fine Host Corp.+#..............................       87,768
  7,100  The Neiman Marcus Group, Inc., Class A Shares+.      220,100
155,700  Staples, Inc.+.................................    2,489,643
 79,000  Wendy's International, Inc.....................    2,017,660
                                                         ------------
                                                           10,945,501
                                                         ------------
Consumer Non-Cyclicals -- 17.9%
 76,700  AT&T Corp. - Liberty Media, Class A Shares+....    1,341,483
124,000  ConAgra Foods, Inc.............................    2,456,440
 50,500  Fox Entertainment Group, Inc., Class A Shares+.    1,408,950
121,700  Hormel Foods Corp..............................    2,962,177
 39,500  John B. Sanfilippo & Son, Inc.+................      207,375
 70,100  The News Corp. Ltd., ADR.......................    2,271,240
 41,300  Pathmark Stores, Inc.+.........................    1,015,980
 62,200  The Pepsi Bottling Group, Inc..................    2,494,220
 25,300  PepsiCo, Inc...................................    1,118,260
128,500  PRIMEDIA Inc.+.................................      872,515
 15,600  The Quaker Oats Co.............................    1,423,500
 99,600  Safeway Inc.+..................................    4,780,800
 83,800  Sinclair Broadcast Group, Inc., Class A Shares+      863,140
                                                         ------------
                                                           23,216,080
                                                         ------------
Energy -- 4.6%
 34,700  3TEC Energy Corp.+.............................      555,200
 40,500  Diamond Offshore Drilling, Inc.................    1,338,525
 26,500  Paradigm Geophysical Ltd.+.....................      165,625
 30,800  SEACOR SMIT Inc.+..............................    1,439,592
 50,500  Suncor Energy, Inc.............................    1,297,850
 90,800  Tesoro Petroleum Corp.+........................    1,144,080
                                                         ------------
                                                            5,940,872
                                                         ------------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)



  Shares                           Security                                Value

-------------------------------------------------------------------------------------
Financial Services -- 10.3%
 53,000  The Bank of New York Co., Inc................................. $  2,544,000
 77,800  Banknorth Group, Inc..........................................    1,762,170
 76,500  FleetBoston Financial Corp....................................    3,017,925
 45,000  Mercantile Bankshares Corp....................................    1,760,850
112,950  Washington Mutual, Inc........................................    4,241,273
                                                                        ------------
                                                                          13,326,218
                                                                        ------------
Healthcare -- 14.3%
 29,000  Abbott Laboratories...........................................    1,392,290
 25,300  Baxter International Inc......................................    1,239,700
 94,600  HCA Inc.......................................................    4,274,974
 93,800  Health Management Associates, Inc., Class A Shares+...........    1,973,552
101,000  Ligand Pharmaceuticals Inc., Class B Shares+..................    1,141,300
 50,600  Medarex, Inc.+................................................    1,189,100
 86,800  Novartis AG, ADR..............................................    3,137,820
149,500  Nycomed Amersham PLC..........................................    1,077,559
 33,100  Nycomed Amersham PLC, Sponsored ADR...........................    1,208,150
 42,200  Universal Health Services, Inc., Class B Shares+..............    1,920,100
                                                                        ------------
                                                                          18,554,545
                                                                        ------------
Real Estate Investment Trust -- 2.5%
 62,800  Archstone Communities Trust...................................    1,618,984
 50,000  Equity Office Properties Trust................................    1,581,500
                                                                        ------------
                                                                           3,200,484
                                                                        ------------
Technology -- 9.0%
380,400  3Com Corp.+...................................................    1,806,900
 12,400  Applied Micro Circuits Corp.+.................................      213,280
 87,000  Compaq Computer Corp..........................................    1,347,630
 37,500  Dell Computer Corp.+..........................................      973,125
102,600  Latitude Communications, Inc.+................................      205,200
 88,000  Motorola, Inc.................................................    1,457,280
  5,500  Organic, Inc.+................................................        2,365
  2,700  Plantronics Inc.+.............................................       62,505
 93,200  Redback Networks Inc.+........................................      831,344
 92,500  Scient Corp.+.................................................       86,025
 99,400  Solectron Corp.+..............................................    1,819,020
125,100  Sun Microsystems, Inc.+.......................................    1,966,572
237,000  Viant Corp.+..................................................      443,190
 46,400  Visual Networks, Inc.+........................................      406,000
                                                                        ------------
                                                                          11,620,436
                                                                        ------------
         TOTAL COMMON STOCK
         (Cost -- $106,053,049)........................................  111,192,521
                                                                        ------------
CONVERTIBLE PREFERRED STOCK -- 0.4%
Communications -- 0.4%
 34,000    UnitedGlobalCom, Inc., Series D, 7.000%+ (Cost -- $606,686).      484,500
                                                                        ------------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)



   Face
  Amount                                            Security                                             Value
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 1.1%
Communications -- 1.1%
            XO Communications, Inc., Sr. Notes:
$   300,000   12.500% due 4/15/06................................................................... $     103,500
  2,530,000   9.000% due 3/15/08....................................................................       721,050
    935,000   10.750% due 6/1/09....................................................................       303,875
    925,000   10.500% due 12/1/09...................................................................       300,625
                                                                                                     -------------

            TOTAL CORPORATE BONDS
            (Cost -- $1,584,282)....................................................................     1,429,050
                                                                                                     -------------
CONVERTIBLE CORPORATE BONDS -- 1.7%
Communications -- 0.4%
  3,090,000 XO Communications, Inc., 5.750% due 1/15/09++...........................................       602,550
                                                                                                     -------------
Energy -- 0.3%
  2,055,000 Friede Goldman Halter, Inc., 4.500% due 9/15/04+*.......................................       318,525
                                                                                                     -------------
Technology -- 1.0%
  1,830,000 DoubleClick Inc., 4.750% due 3/15/06....................................................     1,345,050
                                                                                                     -------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $3,199,749)....................................................................     2,266,125
                                                                                                     -------------
 Contracts
-----------
PURCHASED OPTIONS+ -- 0.1%
            S&P 500 Index:
         31   Put @ $1,175, Expire 7/21/01..........................................................        14,105
         31   Put @ $1,150, Expire 8/18/01..........................................................        25,575
         31   Put @ $1,125, Expire 9/22/01..........................................................        34,875
        123 Tyco International Ltd., Put @ $50, Expire 7/21/01......................................         7,688
                                                                                                     -------------
            TOTAL PURCHASED OPTIONS
            (Cost -- $143,177)......................................................................        82,243
                                                                                                     -------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $111,586,943)..................................................................   115,454,439
                                                                                                     -------------
   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 10.8%
$13,954,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity -- $13,958,579;
             (Fully collateralized by U.S. Treasury Bonds, 7.250% to 12.000% due 8/15/13 to 2/15/19;
             Market value -- $14,233,168) (Cost -- $13,954,000).....................................    13,954,000
                                                                                                     -------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $125,540,943**)................................................................ $ 129,408,439
                                                                                                     =

--------
+  Non-income producing security.
#  Security valued in accordance with fair valuation procedures.
++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*  Security is currently in default.
** Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:

   ADR -- American Depository Receipt.

                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          June 30, 2001 (unaudited)


ASSETS:
  Investments, at value (Cost -- $111,586,943)............................................. $115,454,439
  Repurchase agreement, at value (Cost -- $13,954,000).....................................   13,954,000
  Cash.....................................................................................          955
  Receivable for securities sold...........................................................        4,158
  Dividend and interest receivable.........................................................      264,372
  Foreign dividend receivable..............................................................        2,331
  Deferred organization costs..............................................................       10,222
                                                                                            ------------
  Total Assets.............................................................................  129,690,477
                                                                                            ------------
LIABILITIES:
  Payable for securities purchased.........................................................    1,268,857
  Advisory fee payable.....................................................................       81,089
  Administration fee payable...............................................................        4,874
  Payable for open forward foreign currency contracts (Note 6).............................          543
  Accrued expenses.........................................................................       64,267
                                                                                            ------------
  Total Liabilities........................................................................    1,419,630
                                                                                            ------------
  Total Net Assets......................................................................... $128,270,847
                                                                                            ============
NET ASSETS:
  Par value of capital shares.............................................................. $      8,150
  Capital paid in excess of par value......................................................  122,623,129
  Undistributed net investment income......................................................      413,017
  Accumulated net realized gain from security transactions, options and foreign currencies.    1,359,222
  Net unrealized appreciation of investments and foreign currencies........................    3,867,329
                                                                                            ------------
Total Net Assets........................................................................... $128,270,847
                                                                                            ============
Shares Outstanding.........................................................................    8,149,811
                                                                                            ------------
Net Asset Value, per share.................................................................       $15.74
                                                                                            ------------


10


                      See Notes to Financial Statements.

          Statement of Operations



          For the Six Months Ended June 30, 2001 (unaudited)


INVESTMENT INCOME:
  Dividends....................................................................... $  476,223
  Interest........................................................................    416,344
  Less: Foreign withholding tax...................................................     (5,620)
                                                                                   ----------
  Total Investment Income.........................................................    886,947
                                                                                   ----------
EXPENSES:
  Management fee (Note 2).........................................................    403,552
  Administration fee (Note 2).....................................................     23,738
  Audit and legal.................................................................     17,605
  Custody.........................................................................     16,662
  Shareholder communications......................................................     16,464
  Registration fees...............................................................      7,935
  Shareholder and system servicing fees...........................................      5,447
  Amortization of deferred organization costs.....................................      3,114
  Directors' fees.................................................................      2,108
  Other...........................................................................      2,976
                                                                                   ----------
  Total Expenses..................................................................    499,601
  Less: Management fee waiver (Note 2)............................................    (24,834)
                                                                                   ----------
  Net Expenses....................................................................    474,767
                                                                                   ----------
Net Investment Income.............................................................    412,180
                                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCIES
(NOTES 3, 5 AND 6):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)........................  2,414,860
   Options purchased..............................................................   (871,900)
   Options written................................................................    (30,408)
   Foreign currency transactions..................................................     (1,512)
                                                                                   ----------
  Net Realized Gain...............................................................  1,511,040
                                                                                   ----------
  Change in Net Unrealized Appreciation From:
   Security transactions..........................................................  2,163,941
   Foreign currency transactions..................................................       (167)
                                                                                   ----------
  Increase in Net Unrealized Appreciation.........................................  2,163,774
                                                                                   ----------
Net Gain on Investments, Options and Foreign Currencies...........................  3,674,814
                                                                                   ----------
Increase in Net Assets From Operations............................................ $4,086,994
                                                                                   ==========


                                                                              11


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000



                                                                      2001         2000
                                                                  ------------  -----------
OPERATIONS:
  Net investment income.......................................... $    412,180  $   351,417
  Net realized gain..............................................    1,511,040    4,477,637
  Increase in net unrealized appreciation........................    2,163,774      356,049
                                                                  ------------  -----------
  Increase in Net Assets From Operations.........................    4,086,994    5,185,103
                                                                  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................           --     (350,127)
  Net realized gains.............................................   (1,405,770)  (3,636,754)
                                                                  ------------  -----------
  Decrease in Net Assets From Distributions to Shareholders......   (1,405,770)  (3,986,881)
                                                                  ------------  -----------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares...............................   59,029,394   51,207,426
  Net asset value of shares issued for reinvestment of dividends.    1,405,770    3,986,881
  Cost of shares reacquired......................................   (3,570,263)  (3,857,174)
                                                                  ------------  -----------
  Increase in Net Assets From Fund Share Transactions............   56,864,901   51,337,133
                                                                  ------------  -----------
Increase in Net Assets...........................................   59,546,125   52,535,355
NET ASSETS:
  Beginning of period............................................   68,724,722   16,189,367
                                                                  ------------  -----------
  End of period*................................................. $128,270,847  $68,724,722
                                                                  ============  ===========
* Includes undistributed net investment income of:...............     $413,017         $837
                                                                  ============  ===========


12


                      See Notes to Financial Statements.

          Notes to Financial Statements

          (unaudited)


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Capital Fund ("Fund") is a separate non-diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc. ("Series") whose primary investment objective is to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios:
Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2000 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund had not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five-year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.85% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2001, SBAM waived a portion of the management fees payable by the Fund amounting to $24,834.

Notes to Financial Statements
(unaudited) (continued)



SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, did not receive any brokerage commissions.

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.......................................................... $82,240,549
                                                                    ===========
Sales.............................................................. $32,979,681
                                                                    ===========

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...................................... $12,502,730
Gross unrealized depreciation......................................  (8,635,234)
                                                                    -----------
Net unrealized appreciation........................................ $ 3,867,496
                                                                    ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund held purchased put options with a total cost of $143,177.

Notes to Financial Statements
(unaudited) (continued)



When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the six months ended June 30, 2001:

                                                        Number of
                                                        Contracts Premiums
                                                        --------- --------
      Options written, outstanding at December 31, 2000     29    $ 2,994
      Options canceled in closing purchase transactions    (29)    (2,994)
                                                           ---    -------
      Options written, outstanding at June 30, 2001....     --    $     0
                                                           ===    =======

The following written put option transactions occurred during the six months ended June 30, 2001:

                                                       Number of
                                                       Contracts Premiums
                                                       --------- --------
     Options written, outstanding at December 31, 2000    --     $      0
     Options written..................................     6       29,981
     Options canceled in closing purchase transactions    (6)     (29,981)
                                                          --     --------
     Options written, outstanding at June 30, 2001....    --     $      0
                                                          ==     ========

6. Forward Foreign Currency Contracts

At June 30, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                                                Local   Market  Settlement Unrealized
                                                               Currency Value      Date       Loss
                                                               -------- ------- ---------- ----------
Forward Foreign Currency Contracts
To Buy:
 British Pound................................................  44,497   62,580   7/2/01    $   (543)
                                                                                            --------
Net Unrealized Loss on Open Forward Foreign Currency Contracts                              $   (543)
                                                                                            ========

Notes to Financial Statements
(unaudited) (continued)



7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash and other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2001, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") or other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2001, the Fund did not hold any TBA securities.

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash and other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2001, the Fund did not have any securities on loan.

10. Capital Stock

At June 30, 2001, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                           Six Months Ended    Year Ended
                                            June 30, 2001   December 31, 2000
                                           ---------------- -----------------
Shares sold...............................    3,745,429         3,356,210
Shares issued on reinvestment of dividends       87,153           266,660
Shares reacquired.........................     (233,474)         (256,549)
                                              ---------         ---------
Net Increase..............................    3,599,108         3,366,321
                                              =========         =========

          Financial Highlights


For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                       2001(1)      2000     1999    1998(2)
                                       --------    -------  -------  -------
  Net Asset Value, Beginning of Period $  15.10    $ 13.67  $ 11.57  $10.00
                                       --------    -------  -------  ------
  Income From Operations:
    Net investment income (3).........     0.05       0.08     0.07    0.09
    Net realized and unrealized gain..     0.79       2.39     2.49    1.72
                                       --------    -------  -------  ------
    Total Income From Operations......     0.84       2.47     2.56    1.81
                                       --------    -------  -------  ------
  Less Distributions From:
    Net investment income.............       --      (0.08)   (0.07)  (0.09)
    Net realized gains................    (0.20)     (0.96)   (0.39)  (0.15)
                                       --------    -------  -------  ------
    Total Distributions...............    (0.20)     (1.04)   (0.46)  (0.24)
                                       --------    -------  -------  ------
  Net Asset Value, End of Period...... $  15.74    $ 15.10  $ 13.67  $11.57
                                       ========    =======  =======  ======
  Total Return (4)....................     5.50%++   18.24%   22.08%  18.12%++
  Net Assets, End of Period (000s).... $128,271    $68,725  $16,189  $4,290
  Ratios to Average Net Assets:
    Expenses (3)(5)...................     1.00%+     1.00%    1.00%   1.00%+
    Net investment income.............     0.87+      0.88     0.99    1.35+
  Portfolio Turnover Rate.............       38%        98%     119%    116%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3)SBAM has waived all or a portion of its management fees for the six months ended June 30, 2001, each of the years in the two-year period ended December 31, 2000 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $13,177 and $33,776 in expenses for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

          Decrease in
     Net Investment Income Expense Ratios Without Fee
           Per Share       Waivers and Reimbursement
     --------------------- --------------------------
2001         $0.00*                   1.05%+
2000          0.02                    1.27
1999          0.06                    1.99
1998          0.15                    3.26+

(4)Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5)As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 * Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    PFPC Trust Company
    17th and Chestnut Streets
    Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLC
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
    Consultant, Colman Consulting
DANIEL P. CRONIN
    Vice President-General Counsel,
    Pfizer International Inc.
HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

       Salomon Brothers
       Variable Series Funds Inc


   Semi-Annual
   Report
   2001
   JUNE 30, 2001

 .  TOTAL RETURN FUND


                                    [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE FUNDS INC

Our Message to You


DEAR SHAREHOLDER:
We are pleased to provide the semi-annual report for the Salomon Brothers Variable Total Return Fund ("Fund")/1/ for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE
For the six months ended June 30, 2001, the Fund returned negative 1.59%./2/ In comparison, the Salomon Smith Barney Broad Investment Grade Bond Index ("SSB BIG Bond Index")/3/ and the Standard & Poor's 500 Index ("S&P 500")/4/ returned 3.61% and negative 6.69%, respectively, for the same period. In addition, a return for a hypothetical index consisting of a 50% weighting of the SSB BIG Bond Index and 50% weighting of the S&P 500 returned negative 1.54% for the same period./5/

MARKET OVERVIEW AND OUTLOOK
The start of 2001 was rough for the U.S. stock market, which experienced its worst first-quarter performance in 40 years. In the midst of continued deterioration in corporate earnings and other signs of a slowing U.S. economy, the S&P 500 fell 6.69% during the six months ended June 30, 2001. The U.S. Federal Reserve Board ("Fed") responded to slowing economic growth and stock market woes by aggressively cutting short-term interest rates six times during the first half of 2001, for a total decrease of 2.75%. It is a generally held belief that a reduction in interest rates helps stimulate economic growth by reducing the cost of borrowing for consumers and corporations.

In response to the Fed's rate cuts, bonds across the yield curve/6/ experienced a rally that extended through June 2001. Total returns for bonds across the board were positive, with the exception of the high yield sector.
--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The performance returns cited do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contract such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.
3 The SSB BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
4 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
5 The 50% SSB BIG Bond Index and 50% S&P 500 consists of domestic corporate, government and agency securities and 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
6 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Equity markets initially responded favorably to the Fed's interest rate cuts. After a brief rally, however, a wave of deteriorating economic data, negative earnings pre-announcements, and fears of a Japanese financial crisis overwhelmed investor confidence. At the time of this report, stock markets lay battered and well below the levels at the end of 2000.

By the end of the period, measures of consumer and business confidence had eroded to lower levels. While consumer spending remained surprisingly strong, business investment (capital spending) slowed abruptly. We believe the economy is following the script of a classic boom-bust cycle more closely than we have witnessed in many years. The classic boom-bust cycle is characterized by the excess capacity and inventory-building that occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure. Instead, time and patience, in our opinion, may be required to absorb or shut down excess capacity, and to work-down or write-off excess inventory.

INVESTMENT STRATEGY AND PORTFOLIO UPDATE
The Fund seeks to obtain above-average income compared to a portfolio invested only in equity securities. The Fund's secondary objective is to take advantage of opportunities to achieve growth of capital and income.

Throughout the period, the Fed's easing policy, combined with difficulties in the equity markets, provided a steady boost to fixed-income securities, helping the Fund's performance. In terms of equity investments, several stocks also contributed to the Fund's performance, including IBM Corp., Alcoa Inc., Verizon Communications Inc. and Bank of America Corp. Consumer cyclicals, basic industry and transportation were the Fund's best performing sectors, while healthcare, utilities and technology were its worst. We added to the Fund's positions in HCA Inc., Compaq Computer Corp., ConAgra Foods Inc., General Motors Corp. and Pepsi Bottling Group Inc. We sold our positions in Union Pacific Corp., Reynolds & Reynolds Co., Sears, Roebuck and Co. and Federated Department Stores.

Looking forward, we believe the economy will continue to improve and interest rates will remain within a narrow band. Because inflation has remained in check, the Fed appears to be in a good position to further reduce interest rates if necessary. It is our opinion that the Fed will enact at least one more interest rate cut before the end of the year.

As a result of these factors, we believe the stock market will continue to work its way to higher levels in the months and quarters ahead. Specifically, we believe the healthcare, consumer brands and financial sectors will outperform in this present environment of lower interest rates and economic uncertainty. (Of course, there can be no guarantees that our expectations will, in fact, come true.)

Thank you for your investment in the Salomon Brothers Variable Total Return
Fund.

Sincerely,

/s/ Heath B. McLendon  /s/ George J. Williamson
Heath B. McLendon      George J. Williamson
Chairman and President Executive Vice President

July 12, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's investment portfolio. Please refer to pages 5 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.

The following graph depicts the performance of the Total Return Fund versus the Salomon Smith Barney ("SSB") Broad Investment-Grade Bond Index, the Standard & Poor's ("S&P") 500 Index and the 50% SSB Broad Investment-Grade Bond and 50% S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the Indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE TOTAL RETURN FUND
 Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index, Standard & Poor's 500 Index and 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Index

                                             [GRAPH]

                       Total Return    S&P 500      SSB Broad        50% SSB Broad
                           Fund         Index    Investment-Grade   Investment-Grade
                                                   Bond Index         Bond and 50%
                                                                     S&P 500 Index

             2/17/98      10,000       10,000         10,000            10,000
             6/98         10,260       11,149         10,271            10,710
             12/98        10,583       12,177         10,741            11,459
             6/99         11,092       13,680         10,592            12,136
             12/99        10,666       14,733         10,651            12,692
             6/00         11,000       14,668         11,069            12,868
             12/00        11,509       13,388         11,886            12,637
             6/30/01      11,326       12,491         12,315            12,403

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
 Historical Performance

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return    Total
Period Ended          of Period of Period Dividends Distributions of Capital Returns+
----------------------------------------------------------------------------------------
6/30/01                $10.70    $10.53     $0.00       $0.00       $0.00     (1.59)%++
----------------------------------------------------------------------------------------
12/31/00                10.23     10.70      0.34        0.00        0.00      7.90
----------------------------------------------------------------------------------------
12/31/99                10.40     10.23      0.24        0.00*       0.01      0.78
----------------------------------------------------------------------------------------
2/17/98** -- 12/31/98   10.00     10.40      0.15        0.03        0.00      5.83++
----------------------------------------------------------------------------------------
Total                                       $0.73       $0.03       $0.01
----------------------------------------------------------------------------------------

 Average Annual Total Returns+

 Six Months Ended 6/30/01++                                             (1.59)%
 -------------------------------------------------------------------------------
 Year Ended 6/30/01                                                      2.97
 -------------------------------------------------------------------------------
 2/17/98** through 6/30/01                                               3.77
 -------------------------------------------------------------------------------

 Cumulative Total Return+

 2/17/98** through 6/30/01                                              13.26%
 ------------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Commencement of operations.

          Schedule of Investments
          June 30, 2001 (unaudited)



    Shares                         Security                          Value

  -----------------------------------------------------------------------------
  COMMON STOCK -- 46.4%
  Basic Industries -- 1.6%
      10,700 Alcoa Inc........................................... $    421,580
       4,300 International Paper Co..............................      153,510
                                                                  ------------
                                                                       575,090
                                                                  ------------
  Capital Goods -- 1.5%
       1,300 Cooper Industries, Inc..............................       51,467
       6,300 General Electric Co.................................      307,125
       2,100 Honeywell International Inc.........................       73,479
       1,900 United Technologies Corp............................      139,194
                                                                  ------------
                                                                       571,265
                                                                  ------------
  Communications -- 4.6%
      13,700 AT&T Corp...........................................      301,400
       1,800 BCE Inc.............................................       47,340
      12,900 General Motors Corp., Class H Shares (a)............      261,225
      21,300 Genuity Inc. (a)....................................       66,456
         900 Nortel Networks Corp................................        8,181
      14,000 NTL Inc. (a)........................................      168,700
       5,800 SBC Communications Inc..............................      232,348
       9,852 Verizon Communications Inc..........................      527,082
         226 WorldCom, Inc. - MCI Group..........................        3,639
       5,650 WorldCom, Inc. - WorldCom Group (a).................       84,524
                                                                  ------------
                                                                     1,700,895
                                                                  ------------
  Consumer Cyclicals -- 3.3%
      14,200 Costco Wholesale Corp. (a)..........................      583,336
       1,174 DaimlerChrysler AG..................................       54,121
       2,300 Eastman Kodak Co....................................      107,364
       5,600 Federated Department Stores, Inc. (a)...............      238,000
      14,400 Staples, Inc. (a)...................................      230,256
                                                                  ------------
                                                                     1,213,077
                                                                  ------------
  Consumer Non-Cyclicals -- 12.3%
       5,200 Anheuser-Busch Companies, Inc.......................      214,240
       7,900 AT&T Corp. - Liberty Media Corp., Class A Shares (a)      138,171
       4,400 Avon Products, Inc..................................      203,632
       7,300 The Coca-Cola Co....................................      328,500
       8,600 Coca-Cola Enterprises Inc...........................      140,610
      18,300 ConAgra Foods, Inc..................................      362,523
      11,100 The Gillette Co.....................................      321,789
       3,900 H.J. Heinz Co.......................................      159,471
       6,800 Hormel Foods Corp...................................      165,512
       2,200 Kimberly-Clark Corp.................................      122,980
       9,400 McDonald's Corp.....................................      254,364
      12,900 The News Corp. Ltd., Sponsored ADR Preferred........      417,960
      12,100 The Pepsi Bottling Group, Inc.......................      485,210
       6,500 PepsiCo, Inc........................................      287,300
       4,000 The Procter & Gamble Co.............................      255,200
       2,200 Ralston Purina Group................................       66,044
      10,300 Safeway Inc. (a)....................................      494,400
       5,400 Sara Lee Corp.......................................      102,276
                                                                  ------------
                                                                     4,520,182
                                                                  ------------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)



        Shares                     Security                      Value

       -------------------------------------------------------------------
       Energy -- 2.0%
           1,400 Amerada Hess Corp........................... $   113,120
           1,900 BP Amoco PLC, Sponsored ADR.................      94,715
           4,600 Diamond Offshore Drilling, Inc..............     152,030
           1,700 Exxon Mobil Corp............................     148,495
           1,800 Royal Dutch Petroleum Co....................     104,886
           2,700 Schlumberger Ltd............................     142,155
                                                              -----------
                                                                  755,401
                                                              -----------
       Financial Services -- 6.5%
           8,200 The Allstate Corp...........................     360,718
           2,100 American International Group, Inc...........     180,600
           5,378 Bank of America Corp........................     322,841
           3,300 The Bank of New York Co., Inc...............     158,400
             116 Berkshire Hathaway Inc., Class B Shares (a).     266,800
           2,200 The Chubb Corp..............................     170,346
           1,700 CIGNA Corp..................................     162,894
           3,100 First Union Corp............................     108,314
           2,500 FleetBoston Financial Corp..................      98,625
           4,800 Horace Mann Educators Corp..................     103,440
           5,700 J.P. Morgan Chase & Co......................     254,220
           2,000 Mercantile Bankshares Corp..................      78,260
           2,200 SunTrust Banks, Inc.........................     142,516
                                                              -----------
                                                                2,407,974
                                                              -----------
       Healthcare -- 8.6%
          12,100 Abbott Laboratories.........................     580,921
           3,300 American Home Products Corp.................     192,852
           1,500 Bausch & Lomb Inc...........................      54,360
           2,700 Bristol-Myers Squibb Co.....................     141,210
          12,700 HCA Inc.....................................     573,913
           5,400 Johnson & Johnson...........................     270,000
           4,400 Merck & Co., Inc............................     281,204
          12,300 Novartis AG ADR.............................     444,645
          10,400 Pfizer Inc..................................     416,520
           4,370 Pharmacia Corp..............................     200,802
                                                              -----------
                                                                3,156,427
                                                              -----------
       Technology -- 5.3%
           2,200 Alcatel SA, Sponsored ADR...................      45,628
          20,900 Compaq Computer Corp........................     323,741
           2,000 Intel Corp..................................      58,500
           8,800 International Business Machines Corp........     994,400
           8,000 Lucent Technologies Inc.....................      49,600
           1,900 Microsoft Corp. (a).........................     137,940
          20,800 Motorola, Inc...............................     344,448
                                                              -----------
                                                                1,954,257
                                                              -----------
       Transportation -- 0.4%
           2,700 Canadian National Railway Co................     109,350
             600 United Parcel Services, Inc., Class B Shares      34,680
                                                              -----------
                                                                  144,030
                                                              -----------
       Utilities -- 0.3%
           2,500 American Electric Power Co., Inc............     115,425
                                                              -----------
                 TOTAL COMMON STOCK
                 (Cost -- $17,436,653).......................  17,114,023
                                                              -----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)



   Face
  Amount                                        Security                                        Value

---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 21.1%
           U.S. Treasury Notes:
$  290,000   6.000% due 8/15/04 (b).......................................................... $  301,116
   250,000   6.000% due 8/15/09 (b)..........................................................    260,060
 1,000,000   5.750% due 8/15/10 (b)..........................................................  1,023,600
           U.S. Treasury Bonds:
   500,000   6.125% due 8/15/29 (b)..........................................................    518,705
   200,000   6.250% due 5/13/30 (b)..........................................................    212,156
   450,000 Federal Home Loan Mortgage Corp., 6.250% due 7/15/04..............................    464,625
           Federal National Mortgage Association (FNMA):
   450,000   6.250% due 2/1/11...............................................................    448,312
    83,254   7.000% due 7/1/15...............................................................     84,815
   434,166   6.500% due 7/1/28...............................................................    427,654
   172,089   7.000% due 2/1/29...............................................................    172,950
   509,941   8.000% due 1/1/31...............................................................    527,468
   265,644   7.500% due 3/1/31...............................................................    271,289
   225,000   6.000% due 30 years (c)(d)......................................................    216,000
 2,547,000   6.500% due 30 years (c)(d)......................................................  2,506,401
   360,000   7.000% due 30 years (c)(d)......................................................    361,573
                                                                                              ----------
           TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
           (Cost -- $7,711,328)..............................................................  7,796,724
                                                                                              ----------

CORPORATE BONDS AND NOTES -- 8.8%

Basic Industries -- 0.3%
   125,000 USX Corp., Notes, 6.650% due 2/1/06...............................................    127,188
                                                                                              ----------

Consumer Cyclicals -- 0.6%
   200,000 Wal-Mart Stores, Inc., Notes, 7.550% due 2/15/30 (b)..............................    218,500
                                                                                              ----------

Energy -- 0.8%
   150,000 Dominion Fiber Ventures, Secured Notes, 7.050% due 3/15/05 (e)....................    150,938
   150,000 El Paso Corp., Medium-Term Notes, 8.050% due 10/15/30.............................    151,313
                                                                                              ----------
                                                                                                 302,251
                                                                                              ----------
Financial/Leasing -- 4.1%
   200,000 Bank of America Corp., Sr. Notes, 7.125% due 9/15/06 (b)..........................    208,750
    75,000 Fremont General Corp., Series B, 7.500% due 7/15/05 (b)...........................     59,625
   200,000 General Motors Acceptance Corp., Notes, 7.500% due 7/15/05 (b)....................    209,250
   200,000 The Goldman Sachs Group Inc., Notes, 6.650% due 5/15/09...........................    199,000
   200,000 Household Finance Corp., Notes, 8.000% due 7/15/10................................    214,500
   125,000 Qwest Capital Funding, Notes, 7.250% due 2/15/11 (e)..............................    123,906
   275,000 Standard Chartered Bank, 8.000% due 5/30/31 (e)...................................    280,156
   200,000 Washington Mutual Financial Corp., Sr. Notes, 6.875% due 5/15/11..................    199,500
                                                                                              ----------
                                                                                               1,494,687
                                                                                              ----------
Manufacturing -- 0.9%
   200,000 General Electric Cap Corp., Series A, Global Medium-Term Notes, 6.125% due 2/22/11    197,500
   125,000 The Goodyear Tire & Rubber Co., Notes, 8.125% due 3/15/03.........................    128,125
                                                                                              ----------
                                                                                                 325,625
                                                                                              ----------
Media & Telecommunications -- 0.5%
   200,000 Viacom Inc., Notes, 6.625% due 5/15/11 (e)........................................    196,250
                                                                                              ----------
Services & Other -- 0.3%
   115,000 Cendant Corp., 7.750% due 12/1/03 (b).............................................    117,156
                                                                                              ----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)



   Face
  Amount                                                        Security                                                    Value

------------------------------------------------------------------------------------------------------------------------------------
Transportation -- 0.9%
$  200,000 CSX Corp., Debentures, 7.950% due 5/1/27 (a).................................................................$    104,250
   200,000 US Airways, 2000-3G Pass Through Trust, Pass Through Certificates, Series 2000-3, 7.890% due 3/1/19..........     209,468
                                                                                                                        ------------
                                                                                                                             313,718
                                                                                                                        ------------
Utilities -- 0.4%
   150,000 The Williams Cos. Inc., Notes, 6.750% due 1/15/06 (e)........................................................     149,625
                                                                                                                        ------------
           TOTAL CORPORATE BONDS AND NOTES
           (Cost -- $3,249,087).........................................................................................   3,245,000
                                                                                                                        ------------
ASSET-BACKED SECURITIES -- 1.1%
   250,000 Prime Credit Card Master Trust, Series 2000-1, Class A, 6.700% due 10/15/09..................................     257,794
   130,483 Soundview Home Equity Loan Trust, Series 2000-1, Class A1F, 8.640% due 5/25/30...............................     135,894
                                                                                                                        ------------
           TOTAL ASSET-BACKED SECURITIES
           (Cost -- $380,297)...........................................................................................     393,688
                                                                                                                        ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.5%
    75,000 Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 8/17/13.................................      76,206
   125,000 LB Commercial Conduit Mortgage Trust, Series 1999-C1, Class A2, 6.780% due 4/15/09...........................     126,807
                                                                                                                        ------------
           TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
           (Cost -- $195,695)...........................................................................................     203,013
                                                                                                                        ------------
           SUB-TOTAL INVESTMENTS
           (Cost -- $28,973,060)........................................................................................  28,752,448
                                                                                                                        ------------
REPURCHASE AGREEMENTS -- 22.1%
 4,000,000 J.P. Morgan Securities, Inc., 3.850% due 7/2/01; Proceeds at maturity -- $4,001,283; (Fully
            collateralized by U.S. Treasury Bonds, 8.000% due 11/15/21; Market value -- $4,080,000).....................   4,000,000
 4,147,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity -- $4,148,361; (Fully collateralized by
            U.S. Treasury Bonds, 7.250% to 12.000% due 8/15/13 to 2/15/19; Market value -- $4,229,966)..................   4,147,000
                                                                                                                        ------------
           TOTAL REPURCHASE AGREEMENTS
           (Cost -- $8,147,000).........................................................................................   8,147,000
                                                                                                                        ------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $37,120,060*)....................................................................................... $36,899,448
                                                                                                                        ============

--------
(a) Non-income producing security.
(b) Securities with an aggregate market value of $3,855,543 are segregated as collateral for mortage dollar rolls.
(c) Mortgage dollar roll (See Note 9).
(d) Security is issued on a to-be-announced basis (See Note 8).
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviationused in this schedule:
    -----------------------------------
    ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          June 30, 2001 (unaudited)



    ASSETS:
      Investments, at value (Cost -- $28,973,060).............. $28,752,448
      Repurchase agreements, at value (Cost -- $8,147,000).....   8,147,000
      Cash.....................................................         846
      Dividends and interest receivable........................     169,736
      Deferred organization costs..............................      10,222
                                                                -----------
      Total Assets.............................................  37,080,252
                                                                -----------

    LIABILITIES:
      Payable for securities purchased.........................   3,110,661
      Management fee payable...................................      17,547
      Administration fee payable...............................       1,342
      Accrued expenses.........................................      60,585
                                                                -----------
      Total Liabilities........................................   3,190,135
                                                                -----------
      Total Net Assets......................................... $33,890,117
                                                                ===========

    NET ASSETS:
      Par value of capital shares.............................. $     3,219
      Capital paid in excess of par value......................  33,873,475
      Undistributed net investment income......................     382,342
      Accumulated net realized loss from security transactions.    (148,307)
      Net unrealized depreciation of investments...............    (220,612)
                                                                -----------
      Total Net Assets......................................... $33,890,117
                                                                ===========
    Shares Outstanding.........................................   3,218,769
                                                                -----------
    Net Asset Value, per share.................................      $10.53
                                                                -----------

                      See Notes to Financial Statements.

          Statement of Operations
          For the Six Months Ended June 30, 2001 (unaudited)


INVESTMENT INCOME:
  Interest........................................................................ $  425,056
  Dividends.......................................................................    112,431
  Less: Interest expense..........................................................     (4,042)
        Foreign witholding tax....................................................     (1,982)
                                                                                   ----------
  Total Investment Income.........................................................    531,463
                                                                                   ----------

EXPENSES:
  Management fee (Note 2).........................................................    119,412
  Shareholder communications......................................................     15,969
  Audit and legal.................................................................     12,696
  Shareholder and system servicing fees...........................................      7,792
  Administration fee (Note 2).....................................................      7,463
  Registration fees...............................................................      3,223
  Amortization of deferred organization costs.....................................      3,114
  Custody.........................................................................      2,504
  Directors' fees.................................................................      2,108
  Other...........................................................................      2,478
                                                                                   ----------
  Total Expenses..................................................................    176,759
  Less: Management fee waiver (Note 2)............................................    (27,495)
                                                                                   ----------
  Net Expenses....................................................................    149,264
                                                                                   ----------
Net Investment Income.............................................................    382,199
                                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Net Realized Gain From Security Transactions (excluding short-term securities):
   Proceeds from sales............................................................  2,829,899
   Cost of securities sold........................................................  2,796,252
                                                                                   ----------
  Net Realized Gain...............................................................     33,647
                                                                                   ----------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of period............................................................    656,347
   End of period..................................................................   (220,612)
                                                                                   ----------
  Increase in Net Unrealized Depreciation.........................................   (876,959)
                                                                                   ----------
Net Loss on Investments...........................................................   (843,312)
                                                                                   ----------
Decrease in Net Assets From Operations............................................ $ (461,113)
                                                                                   ==========



                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000


OPERATIONS:                                                           2001         2000
                                                                  -----------  -----------
  Net investment income.......................................... $   382,199  $   775,541
  Net realized gain (loss).......................................      33,647      (56,322)
  Increase (decrease) in net unrealized depreciation.............    (876,959)     915,788
                                                                  -----------  -----------
  Increase (Decrease) in Net Assets From Operations..............    (461,113)   1,635,007
                                                                  -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................          --     (775,065)
                                                                  -----------  -----------
  Decrease in Net Assets From Distributions to Shareholders......          --     (775,065)
                                                                  -----------  -----------

FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares...............................  10,946,246   12,678,497
  Net asset value of shares issued for reinvestment of dividends.          --      775,065
  Cost of shares reacquired......................................  (2,194,592)  (6,297,741)
                                                                  -----------  -----------
  Increase in Net Assets From Fund Share Transactions............   8,751,654    7,155,821
                                                                  -----------  -----------
Increase in Net Assets...........................................   8,290,541    8,015,763

NET ASSETS:
  Beginning of period............................................  25,599,576   17,583,813
                                                                  -----------  -----------
  End of period*................................................. $33,890,117  $25,599,576
                                                                  ===========  ===========
 * Includes undistributed net investment income of:..............    $382,342         $143
                                                                  ===========  ===========





                      See Notes to Financial Statements.

          Statement of Cash Flows
          For the Six Months Ended June 30, 2001 (unaudited)


CASH FLOWS USED BY OPERATING ACTIVITIES:
  Purchases of long-term portfolio investments........................................ $(10,110,443)
  Proceeds from disposition of long-term portfolio investments and principal paydowns.    2,960,294
  Net purchase of short-term portfolio investments....................................   (2,200,000)
                                                                                       ------------
                                                                                         (9,350,149)
  Net investment income...............................................................      382,199
  Amortization of net premium/discount on investments.................................          720
  Amortization of organization expenses...............................................        3,114
  Net change in receivables/payables related to operations............................       (7,509)
                                                                                       ------------
  Net Cash Flows Used By Operating Activities.........................................   (8,971,625)
                                                                                       ------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Net proceeds from sale of shares....................................................   11,150,951
  Cost of shares reacquired...........................................................   (2,198,280)
  Increase due to dollar rolls transactions...........................................       19,790
                                                                                       ------------
  Net Cash Flows Provided By Financing Activities.....................................    8,972,461
                                                                                       ------------
Net Increase in Cash..................................................................          836
Cash, Beginning of period.............................................................           10
                                                                                       ------------
Cash, End of period...................................................................         $846
                                                                                       ============


12


                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Total Return Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to obtain above-average income (as compared to a portfolio entirely invested in equity securities). The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.80% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2001, SBAM waived a portion of its management fees amounting to $27,495.

Notes to Financial Statements
(unaudited) (continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2001, Salomon Smith Barney Inc., another subsidiary of SSBH, did not receive any brokerage commissions from the Fund.

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases:
   U.S. government agencies & obligations....................................  $ 1,478,130
   Other investment securities...............................................    7,792,142
                                                                               -----------
                                                                               $ 9,270,272
                                                                               ===========
Sales:
   U.S. government agencies & obligations....................................  $        --
   Other investment securities...............................................    2,829,899
                                                                               -----------
                                                                               $ 2,829,899
                                                                               ===========

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation................................................. $ 1,791,974
Gross unrealized depreciation.................................................  (2,012,586)
                                                                               -----------
Net unrealized depreciation................................................... $  (220,612)
                                                                               ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will segregate cash or other liquid securities with respect to the reverse repurchase agreements.

Notes to Financial Statements
(unaudited) (continued)


During the six months ended June 30, 2001, reverse repurchase agreement transactions for the Fund were as follows:

--------------------------------------------------------------------------------

Maximum amount outstanding                                           $1,067,500
--------------------------------------------------------------------------------
Average amount outstanding                                             $199,423

--------------------------------------------------------------------------------

Interest rates on reverse repurchase agreements ranged from 1.70% to 5.05% during the six months ended June 30, 2001 for the Fund. Interest expense on reverse repurchase agreements totaled $4,042.

6. Option Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2001, the Fund did not enter into any written covered call or put option contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2001, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(unaudited) (continued)



8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2001, the Fund held TBA securities with a total cost of $3,064,635.

9. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2001 was approximately $2,057,000.

10. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2001, the Fund did not have any securities on loan.

11. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 2001, the Fund did not have any investments in loan participations.

Notes to Financial Statements
(unaudited) (continued)



12. Capital Loss Carryforward

At December 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $179,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expiration occurs on December 31 of the year indicated:

                                                              2007     2008
                                                             ------- --------
Carryforward Amounts........................................ $12,000 $167,000
                                                             ======= ========

13. Capital Stock

At June 30, 2001, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                           Six Months Ended    Year Ended
                                            June 30, 2001   December 31, 2000
                                           ---------------- -----------------
Shares sold...............................    1,033,451         1,206,972
Shares issued on reinvestment of dividends           --            72,708
Shares reacquired.........................     (206,734)         (607,257)
                                              ---------         ---------
Net Increase..............................      826,717           672,423
                                              =========         =========

          Financial Highlights


For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                           2001(1)      2000     1999     1998(2)
                                           -------     -------  -------   -------
Net Asset Value, Beginning of Period...... $ 10.70     $ 10.23  $ 10.40   $10.00
                                           -------     -------  -------   ------
Income (Loss) From Operations:
  Net investment income (3)...............    0.12        0.34     0.24     0.15
  Net realized and unrealized gain (loss).   (0.29)       0.47    (0.16)    0.43
                                           -------     -------  -------   ------
Total Income (Loss) From Operations.......   (0.17)       0.81     0.08     0.58
                                           -------     -------  -------   ------
Less Distributions From:
  Net investment income...................      --       (0.34)   (0.24)   (0.15)
  Net realized gains......................      --          --    (0.00)*  (0.03)
  Capital.................................      --          --    (0.01)      --
                                           -------     -------  -------   ------
Total Distributions.......................      --       (0.34)   (0.25)   (0.18)
                                           -------     -------  -------   ------
Net Asset Value, End of Period............ $ 10.53     $ 10.70  $ 10.23   $10.40
                                           =======     =======  =======   ======
Total Return (4)..........................   (1.59)%++    7.90%    0.78%    5.83%++
Net Assets, End of Period (000s).......... $33,890     $25,600  $17,584   $5,971
Ratios to Average Net Assets:
  Expenses (3)(5).........................    1.00%+      1.00%    1.00%    1.00%+
  Net investment income...................    2.56+       3.84     3.50     3.57+
Portfolio Turnover Rate...................      11%         34%      63%      56%

--------
(1) For the six months ended June 30, 2001 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or a part of its management fees for the six months ended June 30, 2001, each of the years in the two-year period ended December 31, 2000 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $26,591 of expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                    Decrease in      Expense Ratio Without
                               Net Investment Income   Fee Waiver and/or
                                     Per Share       Expense Reimbursement
                               --------------------- ---------------------
      2001....................         $0.01                 1.18%+
      2000....................          0.03                 1.34
      1999....................          0.05                 1.65
      1998....................          0.08                 2.90+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    PFPC Trust Company
    17th and Chestnut Streets
    Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman;
    ASARCO Inc.
CAROL L. COLMAN
    Consultant, Colman Consulting
DANIEL P. CRONIN
    Vice President-General Counsel,
    Pfizer International Inc.
HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

[LOGO] Salomon Brothers
            Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

       [GRAPHIC]  Salomon Brothers
       Variable Series Funds Inc]


   Semi-Annual
   Report
   2001
   JUNE 30, 2001

 .  HIGH YIELD BOND FUND


                                    [GRAPHIC]

[GRAPHIC]




 THE FUND MANAGER



SALOMON BROTHERS VARIABLE FUNDS INC

Our Message to You


DEAR SHAREHOLDER:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable High Yield Bond Fund (''Fund'')/1/ for the period ended June 30, 2001. This letter briefly discusses general economic and market conditions as well as Fund developments during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE

The Fund's primary objective is to maximize current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield fixed-income securities./2 /For the six months ended June 30, 2001, the Fund returned 5.24%./3/ In comparison, the Salomon Smith Barney High Yield Market Index ("SSB High Yield Index")/4 /returned 3.25% for the same period.

MARKET OVERVIEW

The U.S. high yield market was volatile during the period. The period began on a positive note as the U.S. high yield market surged ahead in response to strong mutual fund inflows (totaling $1.4 billion during the period) and much anticipated interest rate cuts, by the U.S. Federal Reserve Board ("Fed"). However, first quarter earnings warnings and volatility, particularly in the technology and telecommunications sectors, and the subsequent large price movements of those sectors' high yield debt, pulled U.S. high yield market performance into negative territory for March and April. The U.S. high yield market rallied in May, powered by substantial mutual fund inflows and the absence of negative telecommunications news. The brief rally ended in June as negative mutual fund flows, a heavy new issue calendar, and second quarter earnings warnings produced another set of price declines in many telecommunications issues.

--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

2 Investments in high-yield bonds, commonly referred to as "junk bonds," have a greater risk of loss when compared with other types of investments including the loss of the principal investment.

3 Performance does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which is reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.

4 The SSB High Yield Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.

During the period, as measured by the SSB High Yield Index, the financial, housing-related, supermarkets/drugstores, automotive, healthcare and services sectors performed well. The financial and housing-related sectors benefited from the falling interest rate environment and from surprisingly strong home sales. Better than expected operational improvements at a major drug store chain and a supermarket distributor drove the strong performance of the supermarkets/drugstores sector. The automotive sector rallied due to the improvement in production schedules at the three major U.S. auto manufacturers following a major inventory correction in the first quarter. The continued strength in automotive retail sales can be attributed to the declining interest rate environment and to the many incentives that automakers have offered auto purchasers. The healthcare sector typically performs well during an environment of slowing economic growth and is therefore, considered a defensive sector. During the period, the healthcare sector's positive performance was supported by favorable industry fundamentals as well as by its defensive characteristics.

During the period, relative to the SSB High Yield Index, the Fund was underweighted in the telecommunications and technology sectors, which helped Fund performance. However, the Fund's underweighting of the financial, housing-related, supermarkets/drugstores, automotive, healthcare and services/other sectors relative to the SSB High Yield Index, adversely affected performance. During the period, the Fund responded to market conditions by increasing exposure, relative to the SSB High Yield Index, to the supermarkets/drugstores and healthcare sectors, while reducing its holdings in the textiles sector.

PORTFOLIO UPDATE

As of June 30, 2001, the high yield market, as measured by the SSB High Yield Index, yielded 12.31%, down from its December 31, 2000 yield of 13.84%. The excess yield over Treasuries was 7.49%, down from 8.76% on December 31, 2000. We believe that these levels continue to represent an attractive value for long-term investors.

MARKET OUTLOOK

While current valuations appear attractive, we expect the U.S. high yield market will continue to experience volatility in the near-term as the longer-term positive effects of any Fed interest rate cuts and lower long-term interest rates are offset by several factors in the short run, including (i) heightened default concerns, (ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies, (iv) reduced secondary market liquidity, and (v) equity market volatility. In light of these conditions, we will continue to pursue an investment strategy geared to accumulating better quality credits within the U.S. high yield market.

Thank you for your investment in the Salomon Brothers Variable High Yield Bond Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon                       /s/ Peter J. Wilby
Heath B. McLendon                           Peter J. Wilby
Chairman and President                      Executive Vice President

July 13, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 10 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.

The following graph depicts the performance of the High Yield Bond Fund versus the Salomon Smith Barney High Yield Market Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFOMRANCE (unaudited)
 SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND
 Comparison of $10,000 Investment in the Fund with Salomon Smith Barney High Yield Market Index

                                  [CHART]
                                                  Salomon Smith
                                   High Yield      Barney High
                                    Bond Fund   Yield Market Index
                      5/1/98        $10,000         $10,000
                      6/98           10,080          10,049
                      12/98          10,014           9,902
                      6/99           10,338          10,078
                      12/99          10,566           9,775
                      6/00           10,509           9,637
                      12/00          10,564           9,220
                      6/30/01        11,118           9,520


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance

                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain  Return of  Total
Period Ended         of Period of Period Dividends Distributions  Capital  Returns+
-------------------------------------------------------------------------------------
6/30/01                $8.39     $8.83     $0.00       $0.00       $0.00     5.24%++
-------------------------------------------------------------------------------------
12/31/00                9.22      8.39      0.83        0.00        0.00    (0.02)
-------------------------------------------------------------------------------------
12/31/99                9.58      9.22      0.88        0.00        0.01     5.56
-------------------------------------------------------------------------------------
5/1/98** -- 12/31/98   10.00      9.58      0.43        0.00        0.00*    0.14++
-------------------------------------------------------------------------------------
  Total                                    $2.14       $0.00       $0.01
-------------------------------------------------------------------------------------

 Average Annual Total Returns+

                 Six Months Ended 6/30/01++              5.24%
                 ----------------------------------------------
                 Year Ended 6/30/01                      5.80
                 ----------------------------------------------
                 5/1/98** through 6/30/01                3.41
                 ----------------------------------------------

 Cumulative Total Return+

                 5/1/98** through 6/30/01                11.18%
                 -----------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Commencement of operations.

          Schedule of Investments
          June 30, 2001 (unaudited)



  Face
 Amount                                     Security                                      Value

---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 62.0%
Basic Industries -- 4.1%
$ 25,000 Applied Extrusion Technologies, Inc., Sr. Notes, 10.750% due 7/1/11 (a)....... $   25,375
  40,000 Gentek Inc., Sr. Sub. Notes, 11.000% due 8/1/09...............................     33,000
 125,000 Glencore Nickel Property Ltd., Company Guaranteed, 9.000% due 12/1/14.........     96,875
  75,000 ISP CHEMCO Inc., Sr. Sub. Notes, 10.250% due 7/1/11 (a).......................     75,375
  50,000 Millennium America Inc., Sr. Notes, 9.250% due 6/15/08 (a)....................     50,000
  20,000 P&L Coal Holdings Corp., Series B, Sr. Sub. Notes, 9.625% due 5/15/08.........     21,200
         Polymer Group Inc., Series B, Sr. Sub. Notes:
  25,000  9.000% due 7/1/07............................................................      9,375
  50,000  8.750% due 3/1/08............................................................     18,750
  25,000 Radnor Holdings Inc., Sr. Notes, 10.000% due 12/1/03..........................     20,375
  75,000 Riverwood International Co., Sr. Notes, 10.625% due 8/1/07 (a)................     76,875
  50,000 Tembec Industries Inc., Company Guaranteed, 8.625% due 6/30/09................     51,250
                                                                                        ----------
                                                                                           478,450
                                                                                        ----------
Consumer Cyclicals -- 3.7%
  25,000 Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07...............................     25,250
  50,000 Choctaw Resort Development Enterprises, Sr. Notes, 9.250% due 4/1/09 (a)......     51,250
  25,000 Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07.................     23,250
  50,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08.......................     46,750
 125,000 HMH Properties, Series B, Sr. Notes, 7.875% due 8/1/08........................    120,625
 125,000 Leslie's Poolmart Inc., Sr. Notes, 10.375% due 7/15/04........................    104,375
  75,000 Pillowtex Corp., Series B, Sr. Sub. Notes, 9.000% due 12/15/07 (b)(c).........      1,125
  50,000 Tenet Healthcare Corp., Sr. Notes, 8.000% due 1/15/05.........................     51,563
  15,000 WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05.........................      5,925
                                                                                        ----------
                                                                                           430,113
                                                                                        ----------
Consumer Non-Cyclicals -- 15.4%
  50,000 AdvancePCS, Sr. Notes, 8.500% due 4/1/08......................................     51,250
  50,000 American Safety Razor Co., Series B, Sr. Notes, 9.875% due 8/1/05.............     49,500
  50,000 Argosy Gaming Co., Sr. Sub. Notes, 10.750% due 6/1/09 (a).....................     54,000
  75,000 Beverly Enterprises Inc., Sr. Notes, 9.625% due 4/15/09 (a)...................     77,250
  50,000 Coast Hotels and Casinos, Inc., Sr. Sub. Notes, 9.500% due 4/1/09.............     51,375
  50,000 Columbia Healthcare, 6.910% due 6/15/05.......................................     49,250
  75,000 CONMED Corp., Sr. Sub. Notes, 9.000% due 3/15/08..............................     73,125
  50,000 Constellation Brands, Inc., Series C, Sr. Sub. Notes, 8.750% due 12/15/03.....     50,375
  50,000 DaVita Inc., Company Guaranteed, 9.250% due 4/15/11 (a).......................     51,250
  50,000 Elizabeth Arden Inc., Series D, Sr. Notes, 11.750% due 2/1/11.................     53,375
  50,000 Fleming Cos. Inc., Sr. Notes, 10.125% due 4/1/08 (a)..........................     51,500
  20,000 Fresenius Medical Care Capital Trust II, Company Guaranteed, 7.875% due 2/1/08     19,550
  75,000 Harrah's Operating Co. Inc., Company Guaranteed, 7.875% due 12/15/05..........     76,406
  50,000 HCA Inc., Notes, 8.750% due 9/1/10............................................     53,125
 125,000 Hines Horticulture Inc., Series B, Sr. Sub. Notes, 12.750% due 10/15/05.......    116,250
  50,000 Home Interiors & Gifts Inc., Company Guaranteed, 10.125% due 6/1/08...........     22,750
  75,000 Horseshoe Gaming LLC, Series B, Sr. Sub. Notes, 9.375% due 6/15/07............     79,500
  50,000 IASIS Healthcare Corp., Sr. Sub. Notes, 13.000% due 10/15/09..................     53,250
 125,000 Imperial Holly Corp., Sr. Sub. Notes, 9.750% due 12/15/07 (b)(c)..............     19,375
  50,000 Mandalay Resort Group, Sr. Sub. Notes, 10.250% due 8/1/07.....................     52,625
  75,000 MGM Grand Inc., Company Guaranteed, 9.750% due 6/1/07.........................     80,437
  50,000 Mohegan Tribal Gaming Corp., Sr. Sub. Notes, 8.750% due 1/1/09................     51,625
  50,000 North Atlantic Trading, Series B, Company Guaranteed, 11.000% due 6/15/04.....     46,250
  50,000 Owens & Minor Inc., Sr. Sub. Notes, 10.875% due 6/1/06........................     53,000
         Park Place Entertainment, Sr. Sub. Notes:
  50,000  7.875% due 12/15/05..........................................................     50,250
  50,000  8.875% due 9/15/08...........................................................     51,500
  75,000 Playtex Products Inc., Company Guaranteed, 9.375% due 6/1/11 (a)..............     76,687
  50,000 Revlon Consumer Products Corp., Sr. Notes, 9.000% due 11/1/06.................     36,000


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)



  Face
 Amount                                        Security                                         Value

---------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 15.4% (continued)
$ 75,000 The Scotts Co., Sr. Sub. Notes, 8.625% due 1/15/09.................................. $   76,125
  50,000 Station Casinos Inc., Sr. Sub. Notes, 9.875% due 7/1/10.............................     52,062
  65,000 Sun International Hotels Ltd., Sr. Sub. Notes, 9.000% due 3/15/07...................     65,975
  50,000 Triad Hospitals Inc., Company Guaranteed, 8.750% due 5/1/09 (a).....................     51,125
  50,000 Vlasic Foods International Inc., Series B, Sr. Sub. Notes, 10.250% due 7/1/09 (b)(c)     14,125
                                                                                              ----------
                                                                                               1,810,242
                                                                                              ----------
Energy -- 9.1%
  75,000 Belco Oil & Gas Corp., Series B, Sr. Sub. Notes, 8.875% due 9/15/07.................     76,875
  50,000 BRL Universal Equipment, Secured Notes, 8.875% due 2/15/08..........................     51,250
 100,000 Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750% due 9/15/07........................    101,750
  50,000 Comstock Resources Inc., Sr. Notes, 11.250% due 5/1/07..............................     53,125
  50,000 Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07........................................     50,875
  50,000 Gulf Canada Resources Ltd., Sub. Debentures, 9.625% due 7/1/05......................     51,812
  50,000 HS Resources Inc., Series B, Sr. Sub. Notes, 9.250% due 11/15/06....................     52,625
  47,000 Key Energy Services Inc., Series B, Sr. Sub. Notes, 14.000% due 1/15/09.............     54,696
  50,000 Nuevo Energy Co., Series B, Sr. Sub. Notes, 9.375% due 10/1/10......................     50,500
  75,000 Ocean Energy Inc., Series B, Sr. Sub. Notes, 8.875% due 7/15/07.....................     78,562
  75,000 Parker Drilling Co., Series D, Sr. Notes, 9.750% due 11/15/06.......................     76,875
  25,000 Pioneer Natural Resource Co., Company Guaranteed, 9.625% due 4/1/10.................     27,438
  50,000 Plains Resources Inc., Company Guaranteed, 10.250% due 3/15/06......................     51,250
  50,000 Pride International Inc., Sr. Notes, 9.375% due 5/1/07..............................     52,750
  75,000 SESI LLC, Company Guaranteed, 8.875% due 5/15/11 (a)................................     75,563
 100,000 Vintage Petroleum, Sr. Sub. Notes, 9.750% due 6/30/09...............................    109,000
  50,000 Western Gas Resources Inc., Sr. Sub. Notes, 10.000% due 6/15/09.....................     53,750
                                                                                              ----------
                                                                                               1,068,696
                                                                                              ----------
Financial Services -- 1.8%
 123,462 Airplanes Pass Through Trust, Series D, Company Guaranteed, 10.875% due 3/15/11.....     66,709
  50,000 FelCor Lodging Trust Inc., Sr. Sub. Notes, 9.500% due 9/15/08.......................     50,500
  50,000 Forest City Enterprises, Inc., Sr. Notes, 8.500% due 3/15/08........................     47,250
  50,000 Meristar Hospitality Corp., Sr. Notes, 9.125% due 1/15/11 (a).......................     50,625
                                                                                              ----------
                                                                                                 215,084
                                                                                              ----------
Housing Related -- 0.6%
  25,000 American Standard Inc., Sr. Notes, 7.375% due 4/15/05...............................     25,125
  50,000 Nortek Inc., Series B, Sr. Notes, 8.875% due 8/1/08.................................     48,375
                                                                                              ----------
                                                                                                  73,500
                                                                                              ----------
Manufacturing -- 3.5%
  25,000 Alliant Techsystems Inc., Sr. Sub. Notes, 8.500% due 5/15/11 (a)....................     25,375
  25,000 Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08..................................     17,500
  50,000 BE Aerospace Inc., Sr. Sub. Notes, 9.500% due 11/1/08...............................     51,000
 100,000 Breed Technologies Inc., Sr. Sub. Notes, 9.250% due 4/15/08 (b)(c)..................         10
  40,000 Dura Operating Corp., Company Guaranteed, 9.000% due 5/1/09 (a).....................     37,800
  50,000 Fedders North America Inc., Sr. Sub. Notes, 9.375% due 8/15/07......................     44,750
  25,000 Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09....................................     24,188
 125,000 Indesco International Inc., Sr. Sub. Notes, 9.750% due 4/15/08 (b)(c)...............     11,875
  50,000 Jordan Industries Inc., Series D, Sr. Notes, 10.375% due 8/1/07.....................     43,750
  50,000 Newport News Inc., Sr. Sub. Notes, 9.250% 12/1/06...................................     53,375
  50,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09...........................................     50,000
  50,000 Terex Corp., Sr. Sub. Notes, 10.375% due 4/1/11.....................................     51,750
                                                                                              ----------
                                                                                                 411,373
                                                                                              ----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)



  Face
 Amount                                      Security                                       Value

-----------------------------------------------------------------------------------------------------
Media and Telecommunicatons -- 15.5%
          Adelphia Communications Corp.:
           Series B:
 $ 75,000    Sr. Discount Notes, zero coupon due 1/15/08................................. $   35,438
   25,000    Sr. Notes, 10.500% due 7/15/04..............................................     25,344
   65,000  Sr. Notes, 10.875% due 10/1/10................................................     66,137
   50,000 American Cellular Corp., Sr. Sub. Notes, 9.500% due 10/15/09...................     47,250
   50,000 AT&T Wireless Services Inc., Sr. Notes, 7.875% due 3/1/11 (a)..................     50,188
          Charter Communications Holdings LLC, Sr. Notes:
   75,000  8.625% due 4/1/09.............................................................     71,625
   50,000  11.125% due 1/15/11...........................................................     53,000
          CSC Holdings Inc., Sr. Sub. Debentures:
   25,000  10.500% due 5/15/06...........................................................     27,688
  125,000  7.625% due 7/15/18............................................................    112,813
   50,000 Diamond Cable Communications PLC, Sr. Discount Notes, 11.750% due 12/15/05.....     34,250
          Global Crossing Holdings Ltd., Sr. Notes:
   65,000  9.125% due 11/15/06...........................................................     51,513
   55,000  9.625% due 5/15/08............................................................     43,725
   70,000 Hollinger International Publishing, Sr. Sub. Notes, 9.250% due 2/1/06..........     70,700
          Insight Midwest L.P., Sr. Notes:
   50,000  9.750% due 10/1/09............................................................     52,000
   25,000  10.500% due 11/1/10 (a).......................................................     26,500
   50,000 Lamar Media Corp., Sr. Sub. Notes, 8.625% due 9/15/07..........................     51,250
   35,000 Level 3 Communications Inc., Sr. Notes, 9.125% due 5/1/08......................     14,700
   75,000 LIN Television Corp., Sr. Notes, 8.000% due 1/15/08 (a)........................     72,750
   75,000 MediaCom LLC, Sr. Notes, 9.500% due 1/15/13 (a)................................     72,375
  225,000 Nextel Communications, Inc., Sr. Serial Redeemable Discount Notes, (zero coupon
           until 2/15/03, 9.950% thereafter), due 2/15/08                                    141,188
   50,000 Nextmedia Operating Inc., Sr. Sub. Notes, 10.750% due 7/1/11 (a)...............     50,250
  100,000 NTL Inc., Series B, Sr. Notes, (zero coupon until 4/1/03, 9.750% thereafter),
           due 4/1/08....................................................................     68,000
   45,000 Price Communications Wireless, Inc., Series B, Company Guaranteed, 9.125% due
           12/15/06......................................................................     46,800
   15,000 PSINet Inc., Sr. Notes, 11.000% due 8/1/09 (b)(c)..............................        975
   50,000 R.H. Donnelly Inc., Sr. Sub. Notes, 9.125% due 6/1/08..........................     51,000
   50,000 Radio One Inc., Sr. Sub. Notes, 8.875% due 7/1/11 (a)..........................     50,250
   50,000 Rogers Cantel, Inc., Debentures, 9.375% due 6/1/08.............................     49,375
          Rogers Communications Inc., Sr. Notes:
   60,000  9.125% due 1/15/06............................................................     60,300
   75,000  8.875% due 7/15/07............................................................     74,813
  125,000 Telewest Communication PLC, Sr. Discount Notes, (zero coupon until 4/15/04,
           9.250% thereafter), due 4/15/09...............................................     61,563
  125,000 United International Holdings Inc., Series B, Sr. Secured Discount Notes, (zero
           coupon until 2/15/03, 10.750% thereafter), due 2/15/08........................     42,500
  125,000 World Color Press Inc., Sr. Sub. Notes, 8.375% due 11/15/08....................    126,563
   75,000 XO Communications Inc., Sr. Notes, 10.750% due 6/1/09..........................     24,375
                                                                                          ----------
                                                                                           1,827,198
                                                                                          ----------
Services/Other -- 3.9%
   50,000 Allied Waste North America Inc., Series B, Sr. Sub. Notes, 10.000% due 8/1/09..     51,625
   75,000 American Tower Corp., Sr, Notes, 9.375% due 2/1/09 (a).........................     70,312
   50,000 Avis Group Holdings Inc., Company Guaranteed, 11.000% due 5/1/09...............     56,063
          Crown Castle International Corp., Sr. Notes:
   25,000  9.375% due 8/1/11 (a).........................................................     22,688
   50,000  10.750% due 8/1/11............................................................     48,625
   50,000 Iron Mountain Inc., Sr. Sub. Notes, 8.750% due 9/30/09.........................     51,250
   50,000 Loomis Fargo & Co., Sr. Sub. Notes, 10.000% due 1/15/04........................     52,500
   50,000 Mail-Well I Corp., Series B, Sr. Sub. Notes, 8.750% due 12/15/08...............     43,250
  125,000 Safety-Kleen Services, Inc., Sr. Sub. Notes, 9.250% due 6/1/08 (b)(c)..........         13


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)



  Face
 Amount                                     Security                                       Value

----------------------------------------------------------------------------------------------------
Services/Other -- 3.9% (continued)
$ 50,000 SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09........................ $   46,000
  50,000 Spectrasite Holdings Inc., Series B, Sr. Discount Notes, (zero coupon until
          3/15/05, 12.875% thereafter), due 3/15/10.....................................     21,250
                                                                                         ----------
                                                                                            463,576
                                                                                         ----------
Technology -- 0.7%
  20,000 Polaroid Corp., Sr. Notes, 11.500% due 2/15/06.................................      6,300
  75,000 Unisys Corp., Sr. Notes, 8.125% due 6/1/06.....................................     73,312
                                                                                         ----------
                                                                                             79,612
                                                                                         ----------
Transportation -- 1.8%
 125,000 Enterprises Shipholding Corp., Sr. Notes, 8.875% due 5/1/08 (b)(c).............     66,875
  50,000 Northwest Airlines Inc., Company Guaranteed, 7.625% due 3/15/05................     48,000
  50,000 Stena AB, Sr. Notes, 8.750% due 6/15/07........................................     45,250
  50,000 Teekay Shipping Corp., Company Guaranteed, 8.320% due 2/1/08...................     51,000
                                                                                         ----------
                                                                                            211,125
                                                                                         ----------
Utilities -- 1.9%
  50,000 AES Corp., Sr. Notes, 9.375% due 9/15/10.......................................     50,750
  25,000 Calpine Canada Energy Finance ULC, Sr. Notes, 8.500% due 5/1/08................     24,406
         Calpine Corp., Sr. Notes:
  50,000  7.750% due 4/15/09............................................................     47,437
  25,000  8.625% due 8/15/10............................................................     24,219
  75,000 CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07...............................     78,281
                                                                                         ----------
                                                                                            225,093
                                                                                         ----------
         TOTAL CORPORATE BONDS(Cost -- $8,238,600)......................................  7,294,062
                                                                                         ----------

SOVEREIGN BONDS -- 29.2%
Argentina -- 2.7%
         Republic of Argentina:
 250,000  7.000% due 12/19/08...........................................................    188,750
  35,000  11.375% due 3/15/10...........................................................     26,775
  99,000  11.750% due 6/15/15...........................................................     74,002
  40,000  12.000% due 2/1/20............................................................     32,200
                                                                                         ----------
                                                                                            321,727
                                                                                         ----------
Brazil -- 5.2%
         Federal Republic of Brazil:
  70,000  9.625% due 7/15/05............................................................     65,800
  25,000  12.750% due 1/15/20...........................................................     22,412
  90,000  12.250% due 3/6/30............................................................     75,915
 262,000  11.000% due 8/17/40...........................................................    194,666
 299,232  C Bonds, 8.000% due 4/15/14...................................................    221,993
  50,000  DCB, Series L, 5.500% due 4/15/12 (d).........................................     35,438
                                                                                         ----------
                                                                                            616,224
                                                                                         ----------
Bulgaria -- 1.5%
         Republic of Bulgaria:
 125,000  Discount Bonds, Series A, 6.3125% due 7/28/24 (d).............................     79,000
 100,000  IAB, 6.3125% due 7/28/11 (d)..................................................     98,594
                                                                                         ----------
                                                                                            177,594
                                                                                         ----------
Colombia -- 1.0%
         Republic of Colombia:
  95,000  9.750% due 4/23/09............................................................     90,962
  15,000  8.375% due 2/15/27............................................................     10,500
  20,000  FRN, 8.700% due 2/15/16 (d)...................................................     15,250
                                                                                         ----------
                                                                                            116,712
                                                                                         ----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)



  Face
 Amount                                                Security                                                  Value

-----------------------------------------------------------------------------------------------------------------------------
Ecuador -- 1.1%
         Republic of Ecuador:
$ 51,000   12.000% due 11/15/12...............................................................................   $    35,904
 219,000   4.000% due 8/15/30 (d).............................................................................    94,170
                                                                                                               ---------
                                                                                                                 130,074
                                                                                                               ---------
Ivory Coast -- 0.2%
 125,000 Republic of Ivory Coast, FLIRB due 3/29/18 (b)(c)....................................................    20,000
                                                                                                               ---------
Jamaica -- 0.3%
  30,000 Government of Jamaica, 12.750% due 9/1/07............................................................    33,000
                                                                                                               ---------
Mexico -- 5.3%
         United Mexican States:
  65,000   10.375% due 2/17/09................................................................................    72,800
 300,000   11.375% due 9/15/16................................................................................   362,250
 200,000   8.125% due 12/30/19................................................................................   189,300
                                                                                                               ---------
                                                                                                                 624,350
                                                                                                               ---------
Panama -- 1.5%
         Republic of Panama:
  65,000   9.375% due 4/1/29..................................................................................    67,275
 125,861   PDI Bonds, 6.4375% due 7/17/16 (d)(e)..............................................................   104,308
                                                                                                               ---------
                                                                                                                 171,583
                                                                                                               ---------
Peru -- 0.9%
 175,000 Republic of Peru, FLIRB, 4.000% due 3/7/17 (d).......................................................   109,375
                                                                                                               ---------
Philippines -- 0.9%
         Republic of the Philippines:
  35,000   9.875% due 1/15/19.................................................................................    30,581
  77,776   FLIRB, 4.8125% due 6/1/08 (d)......................................................................    70,583
                                                                                                               ---------
                                                                                                                 101,164
                                                                                                               ---------
Poland -- 0.9%
         Republic of Poland:
  75,000   PDI Bonds, 6.000% due 10/27/14 (d).................................................................    74,156
  50,000   RSTA Bonds, 3.750% due 10/27/24 (d)................................................................    35,500
                                                                                                               ---------
                                                                                                                 109,656
                                                                                                               ---------
Russia -- 4.3%
         Russian Government:
  30,000   11.750% due 6/10/03................................................................................    30,930
 350,000   10.000% due 6/26/07................................................................................   312,200
 160,000   12.750% due 6/24/28................................................................................   158,500
                                                                                                               ---------
                                                                                                                 501,630
                                                                                                               ---------
Venezuela -- 3.4%
         Republic of Venezuela:
 125,000   13.625% due 8/15/18................................................................................   121,562
 130,000   9.250% due 9/15/27.................................................................................    90,188
 250,000   Par Bonds, Series W-A, 6.750% due 3/31/20 (d)......................................................   189,297
                                                                                                               ---------
                                                                                                                 401,047
                                                                                                               ---------
         TOTAL SOVEREIGN BONDS
         (Cost -- $3,325,525)................................................................................. 3,434,136
                                                                                                               ---------

LOAN PARTICIPATIONS (f) -- 2.6%
Algeria -- 0.8%
 105,770 The People's Democratic Republic of Algeria, Tranche 1, 5.8125% due 9/4/06 (Chase Manhattan Bank) (d)    92,284
                                                                                                               ---------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)

 Face
Amount                                                                   Security                                       Value
---------------------------------------------------------------------------------------------------------------------------------
Morocco -- 1.8%
$230,000           Kingdom of Morocco, Tranche A, 5.09375% due 1/1/09 (Chase Manhattan Bank) (d).................... $   212,750
                                                                                                                     -----------
                   TOTAL LOAN PARTICIPATIONS                                                                             305,034
                   (Cost -- $277,111)............................................................................... -----------

 Rights/
Warrants
--------
RIGHTS AND WARRANTS (c) -- 0.1%
 109,090/Warrants/ ContiFinancial Corp., (Represents interest in a trust in the liquidation of ContiFinancial Corp.
                     and its affiliates)............................................................................      15,927
   1,250/Rights/   Republic of Venezuela............................................................................           0
                                                                                                                     -----------
                   TOTAL RIGHTS AND WARRANTS
                   (Cost -- $15,927)................................................................................      15,927
                                                                                                                     -----------

 Shares
-------
PREFERRED STOCK (c) -- 0.0%
                   TCR Holding Corp.:
     219               Class B Shares...............................................................................           2
     121               Class C Shares...............................................................................           1
     318               Class D Shares...............................................................................           3
     658               Class E Shares...............................................................................           7
                                                                                                                     -----------
                   TOTAL PREFERRED STOCK
                   (Cost -- $78)....................................................................................          13
                                                                                                                     -----------

 Face
Amount
------
REPURCHASE AGREEMENT -- 6.1%
$719,000           UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity -- $719,236; (Fully collateralized by
                     U.S. Treasury Bonds, 7.250% to 12.000% due 8/15/13 to 2/15/19; Market value -- $733,385)
                     (Cost -- $719,000).............................................................................     719,000
                                                                                                                     -----------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $12,576,241*)........................................................................... $11,768,172
                                                                                                                     ===========

------------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Security is currently in default.
(c) Non-income producing security.
(d) Rate shown reflects rate in effect at June 30, 2001 on instrument with variable rates or step coupon rates.
(e) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
(f) Participation interests were acquired through the financial institutions indicated parenthetically.
*   Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:
    ------------------------------------
    DCB   -- Debt Conversion Bonds.
    FLIRB -- Front-Loaded Interest Reduction Bonds.
    FRN   -- Floating Rate Notes.
    IAB   -- Interest Arrears Bonds.
    PDI   -- Past Due Interest.
    RSTA  -- Revolving Short Term Agreement.

                       See Notes to Financial Statements.

          Statement of Assets and Liabilities
          June 30, 2001 (unaudited)


ASSETS:
  Investments, at value (Cost -- $12,576,241).............. $11,768,172
  Cash.....................................................      41,070
  Receivable for securities sold...........................      75,637
  Interest receivable......................................     274,124
                                                            -----------
  Total Assets.............................................  12,159,003
                                                            -----------
LIABILITIES:
  Payable for securities purchased.........................     118,006
  Management fee payable...................................       1,793
  Administration fee payable...............................         466
  Accrued expenses.........................................      44,429
                                                            -----------
  Total Liabilities........................................     164,694
                                                            -----------
Total Net Assets........................................... $11,994,309
                                                            ===========
NET ASSETS:
  Par value of capital shares.............................. $     1,358
  Capital paid in excess of par value......................  12,959,257
  Undistributed net investment income......................     500,208
  Accumulated net realized loss from security transactions.    (658,445)
  Net unrealized depreciation of investments...............    (808,069)
                                                            -----------
Total Net Assets........................................... $11,994,309
                                                            ===========
Shares Outstanding.........................................   1,357,753
                                                            -----------
Net Asset Value, per share.................................       $8.83
                                                            -----------

                      See Notes to Financial Statements.

          Statement of Operations


For the Six Months Ended June 30, 2001 (unaudited)

INVESTMENT INCOME:
  Interest........................................................................ $   546,808
                                                                                   -----------
EXPENSES:
  Management fee (Note 2).........................................................      39,891
  Audit and legal.................................................................      13,885
  Shareholder communications......................................................      12,398
  Shareholder and system servicing fees...........................................       8,987
  Custody.........................................................................       2,976
  Administration fee (Note 2).....................................................       2,659
  Directors' fees.................................................................       2,107
  Registration fees...............................................................       1,487
  Other...........................................................................       2,479
                                                                                   -----------
  Total Expenses..................................................................      86,869
  Less: Management fee waiver (Note 2)............................................     (33,681)
                                                                                   -----------
  Net Expenses....................................................................      53,188
                                                                                   -----------
Net Investment Income.............................................................     493,620
                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales............................................................   3,262,806
   Cost of securities sold........................................................   3,512,041
                                                                                   -----------
  Net Realized Loss...............................................................    (249,235)
                                                                                   -----------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of period............................................................  (1,069,619)
   End of period..................................................................    (808,069)
                                                                                   -----------
  Decrease in Net Unrealized Depreciation.........................................     261,550
                                                                                   -----------
Net Gain on Investments...........................................................      12,315
                                                                                   -----------
Increase in Net Assets From Operations............................................ $   505,935
                                                                                   ===========


12


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000



                                                                     2001         2000
OPERATIONS:                                                       -----------  -----------
  Net investment income.......................................... $   493,620  $   881,770
  Net realized loss..............................................    (249,235)    (146,339)
  (Increase) decrease in net unrealized depreciation.............     261,550     (730,179)
                                                                  -----------  -----------
  Increase in Net Assets From Operations.........................     505,935        5,252
                                                                  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................          --     (849,951)
                                                                  -----------  -----------
  Decrease in Net Assets From Distributions to Shareholders......          --     (849,951)
                                                                  -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares...............................   2,839,532    5,096,226
  Net asset value of shares issued for reinvestment of dividends.          --      849,951
  Cost of shares reacquired......................................    (867,781)  (3,524,755)
                                                                  -----------  -----------
  Increase in Net Assets From Fund Share Transactions............   1,971,751    2,421,422
                                                                  -----------  -----------
Increase in Net Assets...........................................   2,477,686    1,576,723
NET ASSETS:
  Beginning of period............................................   9,516,623    7,939,900
                                                                  -----------  -----------
  End of period*................................................. $11,994,309  $ 9,516,623
                                                                  ===========  ===========
* Includes undistributed net investment income of:...............    $500,208       $6,588
                                                                  ===========  ===========

                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)



1. Organization and Significant Accounting Policies

Salomon Brothers Variable High Yield Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to maximize current income and secondarily to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2001, SBAM waived a portion of its management fee amounting to $33,681.

Notes to Financial Statements
(unaudited) (continued)



SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received no brokerage commissions from the Fund.

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases........................................................ $5,748,433
                                                                  ==========
Sales............................................................ $3,262,806
                                                                  ==========

At June 30, 2001 the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation.................................... $   365,365
Gross unrealized depreciation....................................  (1,173,434)
                                                                  -----------
Net unrealized depreciation...................................... $  (808,069)
                                                                  ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

During the six months ended June 30, 2001, the Fund did not enter into any reverse repurchase agreements.

Notes to Financial Statements
(unaudited) (continued)



6. Option Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2001, the Fund did not enter into any written call or put option contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2001, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2001, the Fund did not hold any TBA securities.

Notes to Financial Statements
(unaudited) (continued)



9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2001, the Fund did not have any securities on loan.

10. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 2001, the Fund held loan participations with a total cost of $277,111.

11. Capital Loss Carryforward

At December 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $187,000, available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expiration occurs on December 31 of the year indicated:

                                                             2006     2007
                                                            ------- --------
Carryforward Amounts....................................... $21,000 $166,000
                                                            ======= ========

12. Capital Stock

At June 30, 2001, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                            Six Months Ended    Year Ended
                                                             June 30, 2001   December 31, 2000
                                                            ---------------- -----------------
Shares sold................................................     322,534           554,908
Shares issued on reinvestment of dividends.................          --           101,547
Shares reacquired..........................................     (98,428)         (383,884)
                                                                -------          --------
Net Increase...............................................     224,106           272,571
                                                                =======          ========

          Financial Highlights


For a share of capital stock outstanding for the year ended December 31, unless otherwise noted:

                                                 2001(1)       2000     1999   1998(2)
                                                 --------    -------   ------  ---------
Net Asset Value, Beginning of Period............ $   8.39     $ 9.22   $ 9.58   $  10.00
                                                 --------    -------   ------  ---------
Income (Loss) From Operations:
  Net investment income (3).....................     0.36       0.83     0.88       0.43
  Net realized and unrealized gain (loss).......     0.08      (0.83)   (0.35)     (0.42)
                                                 --------    -------   ------  ---------
  Total Income From Operations..................     0.44         --     0.53       0.01
                                                 --------    -------   ------  ---------
Less Distributions From:
  Net investment income.........................       --      (0.83)   (0.88)     (0.43)
  Capital.......................................       --         --    (0.01)     (0.00)*
                                                 --------    -------   ------  ---------
  Total Distributions...........................       --      (0.83)   (0.89)     (0.43)
                                                 --------    -------   ------  ---------
Net Asset Value, End of Period.................. $   8.83     $ 8.39   $ 9.22   $   9.58
                                                 ========    =======   ======  =========
Total Return (4)................................     5.24%++   (0.02)%   5.56%      0.14%++
Net Assets, End of Period (000s)................ $ 11,994     $9,517   $7,940   $  6,949
Ratios to Average Net Assets:
  Expenses (3)(5)...............................     1.00%+     1.00%    1.00%      1.00%+
  Net investment income.........................     9.28+     10.19     9.56       7.25+
Portfolio Turnover Rate.........................       34%        53%      58%        37%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from May 1, 1998 (commencement of operations) through December 31, 1998.
(3)SBAM has waived all or a portion of its management fees for the six months ended June 30, 2001, the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for expenses of $2,475, $3,983 and $11,942 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                   Decrease in        Expense Ratios
                              Net Investment Income Without Fee Waivers
                                    Per Share        and Reimbursement
                              --------------------- -------------------
            2001.............         $0.02                1.63%+
            2000.............          0.06                1.78
            1999.............          0.07                1.80
            1998.............          0.06                2.04+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    PFPC Trust Company
    8800 Tinicom Blvd., Suite 200
    Philadelphia, Pennsylvania 19153

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Inc.
CAROL L. COLMAN
    Consultant, Colman Consulting
DANIEL P. CRONIN
    Vice President-General Counsel,
    Pfizer International Inc.
HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

[LOGO] Salomon Brothers
            Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

       Salomon Brothers
       Variable Series Funds Inc


   Semi-Annual
   Report
   2001
   JUNE 30, 2001

 .  STRATEGIC BOND FUND


                                    [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE FUNDS INC

Our Message to You


DEAR SHAREHOLDER:
We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Strategic Bond Fund ("Fund")/1/ for the period ended June 30, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE
The Fund's primary objective is to seek a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve these objectives by investing in a globally diversified portfolio allocated to segments of the fixed-income market that the manager believes will best contribute to the achievement of the Fund's objectives. Tactical allocations may include U.S. and non-U.S. investment-grade, high yield and emerging market debt securities./2/

For the six months ended June 30, 2001, the Fund returned 3.08%. In comparison, the Lehman Brothers Aggregate Bond Index/3/ returned 3.62% during the same period. Past performance is not indicative of future results.

MARKET UPDATE AND PORTFOLIO HIGHLIGHTS
During the period, concern about potential problems in certain key economic sectors (especially technology) and the effects on consumer confidence -- and therefore consumer spending -- resulted in a series of decisive short-term interest rate cuts by the U.S. Federal Reserve Board ("Fed"). By June 30, 2001, the Fed had cut the federal funds rate ("fed funds rate")/4/ by a total of 275 basis points, to 3.75%, and was clearly suggesting the likelihood of future cuts in the second half of 2001.

--------
1The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. A variable annuity's objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation.
2Please note that high yielding bonds are rated below investment-grade and carry more risk than higher-rated securities. Also, the Fund is subject to fluctuations in share price as interest rates rise and fall. Also, please note that investments in foreign securities, especially emerging market investments, involve greater risks than U.S. investments. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. issuers and markets are subject.
3The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. Please note than an investor cannot invest directly in an index.
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve District Bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

The combination of declining interest rates and highly volatile equity markets provided a steady boost to fixed-income investments during the period, including the Fund. The Fed's rate cuts in particular -- perhaps the most significant factor in the Fund's year-to-date performance -- caused the yield curve/5/ to steepen and spreads to narrow in most sectors of the bond market, resulting in a steady rise in bond prices.

During the period, the Fund was able to benefit from these factors by pursuing three essential strategies: first, we allocated assets to four distinct segments of the global fixed-income market: U.S. investment-grade, U.S. high yield, emerging market debt and global government bonds. We have typically been heavily allocated in U.S. investment-grade bonds, which performed particularly well during the second quarter of 2001. This overweight position (relative the to Fund's historical allocation) was one of our most beneficial decisions of the period. Second, we tried to avoid -- and were therefore significantly underweighted in -- the debt of telecommunications companies, which comprised one of the hardest-hit sectors of the high-yield bond market in 2001. Finally, in markets as volatile as these, we believe we have been well served by seeking to invest in the bonds of companies that are cash-flow-positive, that have viable business plans, and that are clearly capable of making interest payments.

We have also maintained a somewhat defensive position regarding high yield allocations, as well as a very low weight in global government bonds (because we believe U.S. value to be at least equal to, if not better than, its foreign counterparts), and a small but significant allocation to emerging market debt.

MARKET OUTLOOK
We expect the environment to remain generally friendly to bond investors during the second half of 2001. Looking forward, the Fed's 25 basis point rate cut in the last week of June represented a notable departure from its five preceding 50-basis-point cuts, possibly signalling the tail-end of the easing cycle. Though the bulk of the Fed's activities have probably been completed, we expect that there will be further cuts, though at a slower pace.

--------
5The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. Yield spread refers to the difference between yields on securities of the same quality but different maturities, or the difference between yields on securities of the same maturity but different quality.

Thank you for your investment in the Salomon Brothers Variable Strategic Bond Fund.

Sincerely,

/s/ Heath B. McLendon    /s/ Peter J. Wilby
Heath B. McLendon        Peter J. Wilby
Chairman and President   Executive Vice President


/s/ Roger Lavan          /s/ D J Scott
Roger M. Lavan           David J. Scott
Executive Vice President Executive Vice President

July 12, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.

The following graph depicts the performance of the Strategic Bond Fund versus the Lehman Brothers Aggregate Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND
 Comparison of $10,000 Investment in the Fund with Lehman Brothers Aggregate Bond Index

      [CHART]
              Strategic Bond Fund   Lehman Brother Aggregate Bond Index
      2/17/1998     10,000                        10,000
      6/98          10,190                        10,269
      12/98         10,617                        10,739
      6/99          10,533                        10,591
      12/99         10,657                        10,650
      6/00          10,922                        11,075
      12/00         11,436                        11,889
      6/30/2001     11,787                        12,320

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
 Historical Performance

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain Return of  Total
Period Ended          of Period of Period Dividends Distribution  Capital  Returns+
-------------------------------------------------------------------------------------
6/30/01                $ 9.75    $10.05     $0.00      $0.00       $0.00     3.08%++
-------------------------------------------------------------------------------------
12/31/00                 9.66      9.75      0.62       0.00        0.00*    7.30
-------------------------------------------------------------------------------------
12/31/99                10.13      9.66      0.51       0.00        0.00     0.37
-------------------------------------------------------------------------------------
2/17/98** -- 12/31/98   10.00     10.13      0.47       0.01        0.01     6.18++
-------------------------------------------------------------------------------------
Total                                       $1.60      $0.01       $0.01
-------------------------------------------------------------------------------------

 Average Annual Total Returns+

                        Six Months Ended 6/30/01++ 3.08%
                        ---------------------------------
                        Year Ended 6/30/01         7.92
                        ---------------------------------
                        2/17/98** through 6/30/01  5.01
                        ---------------------------------

 Cumulative Total Return+

                        2/17/98** through 6/30/01 17.87%
                        ---------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Amount represents less than $0.01 per share.
** Commencement of operations.

          Schedule of Investments
          June 30, 2001 (unaudited)



   Face
  Amount                                           Security                                             Value

-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 43.6%
           U.S. Treasury Notes:
$1,000,000   5.125% due 12/31/02 (a)................................................................ $ 1,014,370
    10,000   4.750% due 2/15/04 (a).................................................................      10,057
   450,000   5.875% due 11/15/04 (a)................................................................     465,588
 1,000,000   5.750% due 11/15/05....................................................................   1,030,000
 1,000,000   4.625% due 5/15/06 (a).................................................................     986,560
 2,150,000   5.000% due 2/15/11 (a).................................................................   2,086,833
           U.S. Treasury Bonds:
    10,000   6.125% due 11/15/27 (a)................................................................      10,306
    35,000   5.500% due 8/15/28 (a).................................................................      33,197
   250,000   5.250% due 2/15/29 (a).................................................................     228,935
   500,000   6.125% due 8/15/29 (a).................................................................     518,705
   500,000   6.250% due 5/15/30 (a).................................................................     530,390
 1,000,000 Federal Home Loan Mortgage Corporation, Gold, 6.000%, 30 years (b)(c)....................     960,930
           Federal National Mortgage Association (FNMA):
   281,594   8.000% due 7/1/30......................................................................     291,273
    48,199   7.500% due 8/1/30......................................................................      49,224
   304,991   8.000% due 8/1/30......................................................................     315,474
   870,118   7.500% due 9/1/30......................................................................     888,609
   153,032   8.000% due 9/1/30......................................................................     158,292
   920,022   7.500% due 11/1/30.....................................................................     939,573
   313,358   8.000% due 1/1/31......................................................................     324,129
   880,842   7.500% due 2/1/31......................................................................     899,562
 2,675,000   6.000%, 30 years (b)(c)................................................................   2,568,000
 4,500,000   7.000%, 30 years (b)(c)................................................................   4,519,665
                                                                                                     -----------
           TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
           (Cost -- $18,798,005)....................................................................  18,829,672
                                                                                                     -----------
ASSET-BACKED SECURITIES -- 0.8%
    95,521 Ameriquest III, Series 2000-1, 8.500% due 7/15/30........................................      94,806
   100,000 Contimortgage Home Equity Loan Trust, Series 1999-3, Class B, 7.000% due 12/25/29........      70,391
   167,801 Delta Funding, 12.500% due 10/26/30......................................................     167,906
                                                                                                     -----------
           TOTAL ASSET-BACKED SECURITIES
           (Cost -- $344,593).......................................................................     333,103
                                                                                                     -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.8%
   125,000 Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 8/17/13.............     127,010
           DLJ Commercial Mortgage Corp.:
   960,219   Series 1998-CF2, Class S, 1.0506% due 11/12/31 (d).....................................      44,078
   575,072   Series 1998-CG1, Class S, 0.8845% due 6/10/31 (d)......................................      39,105
   150,000 LB Commercial Conduit Mortgage Trust, Series 1999-C1, Class A2, 6.780% due 6/15/31.......     152,169
                                                                                                     -----------
           TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
           (Cost -- $336,587).......................................................................     362,362
                                                                                                     -----------
MORTGAGE-BACKED SECURITIES -- 3.7%
    82,252 Countrywide Mortgage Backed Securities, Inc., Series 1994-J, Class B1, 7.750% due 6/25/24      84,773
           FANNIEMAE-ACES:
 1,263,090   Series 1999-M3, Class N, 1.0267% due 6/25/38 (d).......................................      53,733
   918,179   Series 2000-M1, Class A, 7.372% due 1/17/13............................................     966,829
    23,760 First Union Residential Securitization, Series 1998-A, Class B2, 7.000% due 8/25/28......      22,641
    97,004 GE Capital Mortgage Services Inc., Series 1998-15, Class B1, 6.750% due 11/25/28.........      93,208
    89,164 Green Tree Financial, Series 1997-6, Class A8, 7.070% due 1/15/29........................      89,737


                      See Notes to Financial Statements.

Schedule of Investments
(unaudited) (continued)



  Face
 Amount                                                 Security                                             Value

-----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 3.7% (continued)
$  102,338      Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35................................... $    102,913
                PNC Mortgage Securities:
                  Series 1998-4:
    24,141         Class 3B3, 6.750% due 5/25/28.........................................................       22,468
    24,050         Class CB3, 6.838% due 5/25/28.........................................................       21,740
    23,851        Series 1998-5, Class CB3, 6.740% due 7/25/28...........................................       22,205
    73,191        Series 1999-1, Class CB2, 6.772% due 3/25/29...........................................       70,298
    62,815        Series 1999-2, Class DB3, 6.904% due 4/25/29...........................................       56,526
                                                                                                          ------------
                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost -- $1,571,953).....................................................................    1,607,071
                                                                                                          ------------
  Face
 Amount+

----------------
CORPORATE BONDS AND NOTES -- 20.6%

Basic Industries -- 1.5%
   125,000      AEI Resources Inc., Company Guaranteed, 10.500% due 12/15/05 (e)(f)(g)...................       87,500
    25,000      Applied Extrusion Technologies, Inc., Sr. Notes, 10.750% due 7/1/11 (e)..................       25,375
    20,000/EUR/ Birka Energi AB, Sr. Unsub. Notes, 6.000% due 2/19/08....................................       17,038
    35,000      Gentek Inc., Sr. Sub. Notes, 11.000% due 8/1/09..........................................       28,875
    50,000      ISP CHEMCO Inc., Sr. Sub. Notes, 10.250% due 7/1/01 (e)..................................       50,250
    25,000      Millennium America Inc., Sr. Notes, 9.250% due 6/15/08 (e)...............................       25,000
    20,000      Murrin Murrin Holdings Property, Sr. Notes, 9.375% due 8/31/07...........................       16,900
    75,000      PCI Chemicals Canada Inc., Series B, Sr. Secured Notes, 9.250% due 10/15/07 (a)(f)(g)....       36,750
    41,000      P & L Coal Holdings Corp., 9.625% due 5/15/08............................................       43,460
    25,000      Polymer Group Inc., Sr. Sub. Notes, 9.000% due 7/1/07....................................        9,375
    25,000      Radnor Holdings Inc., Series B, Sr. Notes, 10.000% due 12/1/03...........................       20,375
    50,000      Riverwood International Co., Sr. Notes, 10.625% due 8/1/07 (e)...........................       51,250
    25,000      Tembec Industries Inc., Company Guaranteed, 8.625% due 6/30/09...........................       25,625
   200,000      USX Corp., 7.200% due 2/15/04............................................................      203,500
                                                                                                          ------------
                                                                                                               641,273
                                                                                                          ------------

Consumer Cyclicals -- 0.8%
    25,000      Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07..........................................       25,250
    30,000/EUR/ British American Tobacco Inernational Finance PLC, Company Guaranteed, 4.875% due 2/25/09       23,537
    25,000      Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07............................       23,250
    40,000      Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08..................................       37,400
    75,000      HMH Properties, Series B, Sr. Notes, 7.875% due 8/1/08...................................       72,375
    20,000/EUR/ Imperial Tobacco Finance PLC, Company Guaranteed, 6.375% due 9/27/06.....................       17,287
   150,000      Wal-Mart Stores, 7.550% due 2/15/30......................................................      163,875
    10,000      WestPoint Stevens, Inc., Sr. Notes, 7.875% due 6/15/05...................................        3,950
                                                                                                          ------------
                                                                                                               366,924
                                                                                                          ------------

Consumer Non-Cyclicals -- 2.7%
    50,000      AdvancePCS, Sr. Notes, 8.500% due 4/1/08.................................................       51,250
    50,000      Argosy Gaming Co., Sr. Sub. Notes, 10.750% due 6/1/09 (e)................................       54,000
    50,000      Beverly Enterprises Inc., Sr. Notes, 9.625% due 4/15/09 (e)..............................       51,500
    50,000      Coast Hotels and Casinos, Inc., Sr. Sub. Notes, 9.500% due 4/1/09........................       51,375
    35,000      Columbia Healthcare Co., 6.910% due 6/15/05 (a)..........................................       34,475
    50,000      CONMED Corp., Sr. Sub. Notes, 9.000% due 3/15/08.........................................       48,750
    50,000      DaVita Inc., Company Guaranteed, 9.250% due 4/15/11 (e)..................................       51,250
    50,000      Elizabeth Arden Inc. Secured Notes, 11.750% due 2/1/11...................................       53,375
    75,000      Harrah's Operating Co. Inc., Sr. Sub. Notes, 7.875% due 12/15/05.........................       76,406
    50,000      HCA Inc., Notes, 8.750% due 9/1/10.......................................................       53,125
    50,000      Horseshoe Gaming Holding Corp., Company Guaranteed, Series B, 8.625% due 5/15/09.........       50,250


                      See Notes to Financial Statements.

Schedule of Investments
(unaudited) (continued)

     Face
   Amount+                                      Security                                      Value

--------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 2.7% (continued)
   50,000      IASIS Healthcare Corp., Sr. Sub. Notes, 13.000% due 10/15/09.............. $      53,250
   25,000      Mandalay Resort Group, Sr. Sub. Notes, 9.250% due 12/1/05.................        25,563
   50,000      MGM Mirage Inc., Sr. Sub. Notes, 9.750% due 6/1/07 (a)....................        53,625
   50,000      North Atlantic Trading Co., Inc., Series B, Sr. Notes, 11.000% due 6/15/04        46,250
   50,000      Owens & Minor Inc., Sr. Sub. Notes, 10.875% due 6/1/06....................        53,000
   75,000      Park Place Entertainment Corp., Sr. Sub. Notes, 7.875% due 12/15/05.......        75,375
   50,000      Playtex Products Inc., Company Guaranteed, 9.375% due 6/1/11 (e)..........        51,125
   29,000      Pueblo Xtra International, Inc., Sr. Notes, 9.500% due 8/1/03.............         5,365
   50,000      Revlon Consumer Products Corp., Sr. Notes, 8.125% due 2/1/06..............        35,250
   50,000      The Scotts Co., Sr. Sub. Notes, 8.625% due 1/15/09........................        50,750
   50,000      Station Casinos Inc., Sr. Notes, 8.375% due 2/15/08.......................        50,438
   25,000      Tenet Healthcare Corp., Sr. Notes, 9.250% due 9/1/10......................        28,313
   50,000      Triad Hospitals Inc., Company Guaranteed, 8.750% due 5/1/09 (e)...........        51,125
   25,000      Vlasic Foods International Inc., Sr. Sub. Notes, 10.250% due 7/1/09 (f)(g)         7,063
                                                                                          -------------
                                                                                              1,162,248
                                                                                          -------------

Energy -- 2.7%
   50,000      Belco Oil & Gas Corp., Series B, Sr. Sub. Notes, 8.875% due 9/15/07.......        51,250
   25,000      BRL Universal Equipment, Secured Notes, 8.875% due 2/15/08................        25,625
   50,000      Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750% due 9/15/07..............        50,875
   50,000      Comstock Resources Inc., Sr. Notes, 11.250% due 5/1/07....................        53,125
  125,000      Dominion Fiber Ventures LLC, Sr. Secured Notes, 7.050% due 3/15/05 (e)....       125,781
               El Paso Energy Corp., Medium Term Notes:
   50,000        8.050% due 6/1/11 (e)...................................................        50,250
  225,000        8.050% due 10/15/30 (a).................................................       226,969
   50,000      Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07..............................        50,875
   25,000      Gulf Canada Resources Ltd., Sr. Notes, 8.350% due 8/1/06..................        27,344
   50,000      HS Resources Inc., Sr. Sub. Notes, 9.250% due 11/15/06....................        52,625
   47,000      Key Energy Services, Inc., Series B, Sr. Sub. Notes, 14.000% due 1/15/09..        54,696
   45,000      Nuevo Energy Co., Series B, Sr. Sub. Notes, 9.375% due 10/1/10............        45,450
   50,000      Ocean Energy Inc., Series B, Sr. Sub. Notes, 8.875% due 7/15/07...........        52,375
   50,000      Parker Drilling Co., Series D, Sr. Notes, 9.750% due 11/15/06.............        51,250
   50,000      Pioneer Natural Resources, Co., Company Guaranteed, 9.625% due 4/1/10.....        54,875
               Plains Resources Inc., Sr. Sub. Notes:
   25,000        Series B, 10.250% due 3/15/06...........................................        25,625
   25,000        Series F, 10.250% due 3/15/06...........................................        25,625
   50,000      Pride International Inc., Sr. Notes, 9.375% due 5/1/07....................        52,750
   50,000      SESI LLC, Company Guaranteed, 8.875% due 5/15/11 (e)......................        50,375
   25,000      Western Gas Resources Inc., Sr. Sub. Notes, 10.000% due 6/15/09...........        26,875
                                                                                          -------------
                                                                                              1,154,615
                                                                                          -------------

Financial Services -- 3.8%
  200,000      Bank of America Corp., Sr. Notes, 7.125% due 9/15/06 (a)..................       208,750
   50,000      FelCor Lodging L.P., Sr. Notes, 9.500% due 9/15/08........................        50,500
   50,000      Forest City Enterprises, Sr. Notes, 8.500% due 3/15/08 (a)................        47,250
  250,000      General Motors Acceptance Corp., Notes, 7.500% due 7/15/05 (a)............       261,563
  225,000      The Goldman Sachs Group Inc., Notes, 7.625% due 8/17/05...................       223,875
  200,000      Household Finance Corp., Notes, 8.000% due 7/15/10........................       214,500
   50,000      MeriStar Hospitality Corp., Sr. Sub. Notes, 8.750% due 8/15/07............        50,000
  125,000      Qwest Capital Funding Inc., Notes, 7.250% due 2/15/11 (e).................       123,906
  225,000      Standard Chartered Bank, 8.000% due 5/30/31 (e)...........................       229,219
   30,000/EUR/ Unicredito Italiano S.p.A., Sub. Notes, 6.000% due 3/16/11................        25,208
  200,000      Washington Mutual Financial Corp., Sr. Notes, 6.875% due 5/15/11..........       199,500
                                                                                          -------------
                                                                                              1,634,271
                                                                                          -------------

                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)



  Face
 Amount+                                                      Security

---------------------------------------------------------------------------------------------------------------------
Housing Related -- 0.3%
   125,000      Nortek Inc., Sr. Sub. Notes, 9.875% due 3/1/04......................................................


Manufacturing -- 1.4%
    25,000      Aqua-Chem, Inc. Sr. Sub. Notes, 11.250% due 7/1/08..................................................
    25,000      BE Aerospace, Inc., Sr. Sub. Notes, 9.500% due 11/1/08..............................................
   125,000      Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due 4/15/08 (f)(g).................................
    35,000      Dura Operating Corp., Company Guaranteed, 9.000% due 5/1/09 (e).....................................
   150,000      General Electric Cap Corp., Series A, Global Medium-Term Notes, 6.125% due 2/22/11 (a)..............
   150,000      The Goodyear Tire & Rubber Co., Notes, 8.125% due 3/15/03 (a).......................................
    25,000      Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09....................................................
    50,000      Jordan Industries, Inc., Series C, Sr. Notes, 10.375% due 8/1/07....................................
   125,000      Newport News Shipbuilding Inc., Sr. Sub. Notes, 9.250% due 12/1/06..................................
    50,000      Sequa Corp., Sr. Notes, 9.000% due 8/1/09...........................................................




Media and Telecommunications -- 3.4%
                Adelphia Communications Corp., Series B, Sr. Notes:
    17,091        9.500% due 2/15/04................................................................................
    85,000        9.875% due 3/1/07.................................................................................
    50,000      American Cellular Corp., Sr. Sub. Notes, 9.500% due 10/15/09........................................
    25,000      AT&T Wireless Services, Sr. Notes, 7.875% due 3/1/11 (e)............................................
   150,000      Charter Communications Holdings LLC, Sr. Discount Notes, (zero coupon until 4/1/04,
                 9.920% thereafter) due 4/1/11......................................................................
   125,000      CSC Holdings, Sr. Debentures, 7.625% due 7/15/18 (a)................................................
    30,000/EUR/ France Telecom, 6.750% due 3/14/08..................................................................
                Global Crossing Holding Ltd., Sr. Notes:
    50,000        9.125% due 11/15/06...............................................................................
    50,000        9.625% due 5/15/08................................................................................
    60,000      Hollinger International Publishing Inc., Sr. Sub. Notes, 9.250% due 3/15/07 (a).....................
    50,000      Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10 (e)............................................
    50,000      Lamar Media Corp., Sr. Sub. Notes, 9.625% due 12/1/06...............................................
    50,000      Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (e).....................................................
   185,000      Nextel Communications Inc., Sr. Serial Redeemable Discount Notes, (zero coupon until 10/31/02,
                 9.750% thereafter) due 10/31/07....................................................................
    25,000      Nextmedia Operating Inc., Sr. Sub. Notes, 10.750% due 7/1/11 (e)....................................
   100,000      NTL Communications Corp., Series B, Sr. Notes, 11.500% due 10/1/08..................................
    10,000      PSINet Inc., Sr. Notes, 11.000% due 8/1/09 (f)(g)...................................................
    50,000      Price Communications Wireless Inc., Sr. Sub. Notes, 11.750% due 7/15/07.............................
    50,000      Quebecor World Inc., Sr. Sub. Notes, 8.375% due 11/15/08............................................
    50,000      R.H. Donnelly Inc., Sr. Sub. Notes, 9.125% due 6/1/08...............................................
    25,000      Rogers Cantel, Inc., Debentures, 9.375% due 6/1/08..................................................
    30,000      Level 3 Communications Inc., Sr. Notes, 9.125% due 5/1/08...........................................
    50,000      TeleWest Communications PLC, Debentures, (zero coupon until 10/1/00, 11.000% thereafter) due 10/1/07
    75,000      United International Holding, Series B, Sr. Discount Notes, (zero coupon until 2/15/03,
                 10.750% thereafter) due 2/15/08....................................................................
   225,000      Viacom Inc., Notes, 6.625% due 5/15/11 (e)..........................................................
    30,000/EUR/ Vodafone Finance BV, Company Guaranteed, 4.750% due 5/27/09.........................................
    65,000      XO Communications Inc., Sr. Notes, 10.750% due 6/1/09...............................................





                                              Security                                                   Value

-------------------------------------------------------------------------------------------------------------------

Nortek Inc., Sr. Sub. Notes, 9.875% due 3/1/04...................................................... $     127,500
                                                                                                     -------------


Aqua-Chem, Inc. Sr. Sub. Notes, 11.250% due 7/1/08..................................................        17,500
BE Aerospace, Inc., Sr. Sub. Notes, 9.500% due 11/1/08..............................................        25,500
Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due 4/15/08 (f)(g).................................            13
Dura Operating Corp., Company Guaranteed, 9.000% due 5/1/09 (e).....................................        33,075
General Electric Cap Corp., Series A, Global Medium-Term Notes, 6.125% due 2/22/11 (a)..............       148,125
The Goodyear Tire & Rubber Co., Notes, 8.125% due 3/15/03 (a).......................................       153,750
Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09....................................................        24,188
Jordan Industries, Inc., Series C, Sr. Notes, 10.375% due 8/1/07....................................        43,750
Newport News Shipbuilding Inc., Sr. Sub. Notes, 9.250% due 12/1/06..................................       133,438
Sequa Corp., Sr. Notes, 9.000% due 8/1/09...........................................................        50,000
                                                                                                     -------------
                                                                                                           629,339
                                                                                                     -------------


Adelphia Communications Corp., Series B, Sr. Notes:
  9.500% due 2/15/04................................................................................        16,536
  9.875% due 3/1/07.................................................................................        84,363
American Cellular Corp., Sr. Sub. Notes, 9.500% due 10/15/09........................................        47,250
AT&T Wireless Services, Sr. Notes, 7.875% due 3/1/11 (e)............................................        25,094
Charter Communications Holdings LLC, Sr. Discount Notes, (zero coupon until 4/1/04,
 9.920% thereafter) due 4/1/11......................................................................       103,124
CSC Holdings, Sr. Debentures, 7.625% due 7/15/18 (a)................................................       112,813
France Telecom, 6.750% due 3/14/08..................................................................        26,222
Global Crossing Holding Ltd., Sr. Notes:
  9.125% due 11/15/06...............................................................................        39,625
  9.625% due 5/15/08................................................................................        39,750
Hollinger International Publishing Inc., Sr. Sub. Notes, 9.250% due 3/15/07 (a).....................        60,600
Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10 (e)............................................        53,000
Lamar Media Corp., Sr. Sub. Notes, 9.625% due 12/1/06...............................................        52,750
Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (e).....................................................        48,250
Nextel Communications Inc., Sr. Serial Redeemable Discount Notes, (zero coupon until 10/31/02,
 9.750% thereafter) due 10/31/07....................................................................       123,718
Nextmedia Operating Inc., Sr. Sub. Notes, 10.750% due 7/1/11 (e)....................................        25,125
NTL Communications Corp., Series B, Sr. Notes, 11.500% due 10/1/08..................................        66,500
PSINet Inc., Sr. Notes, 11.000% due 8/1/09 (f)(g)...................................................           650
Price Communications Wireless Inc., Sr. Sub. Notes, 11.750% due 7/15/07.............................        53,750
Quebecor World Inc., Sr. Sub. Notes, 8.375% due 11/15/08............................................        50,625
R.H. Donnelly Inc., Sr. Sub. Notes, 9.125% due 6/1/08...............................................        51,000
Rogers Cantel, Inc., Debentures, 9.375% due 6/1/08..................................................        24,688
Level 3 Communications Inc., Sr. Notes, 9.125% due 5/1/08...........................................        12,600
TeleWest Communications PLC, Debentures, (zero coupon until 10/1/00, 11.000% thereafter) due 10/1/07        42,375
United International Holding, Series B, Sr. Discount Notes, (zero coupon until 2/15/03,
 10.750% thereafter) due 2/15/08....................................................................        25,500
Viacom Inc., Notes, 6.625% due 5/15/11 (e)..........................................................       220,781
Vodafone Finance BV, Company Guaranteed, 4.750% due 5/27/09.........................................        23,259
XO Communications Inc., Sr. Notes, 10.750% due 6/1/09...............................................        21,125
                                                                                                     -------------
                                                                                                         1,451,073
                                                                                                     -------------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)



  Face
 Amount+                                            Security                                              Value

--------------------------------------------------------------------------------------------------------------------
Services and Other -- 1.8%
    50,000 Allied Waste North America Inc., Series B, Sr. Sub. Notes, 10.000% due 8/1/09............. $      51,625
    65,000 American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (e)....................................        60,938
    50,000 Avis Group Holdings, Inc., Sr. Sub. Notes, 11.000% due 5/1/09.............................        56,063
   225,000 Cendant Corp., 7.750% due 12/1/03 (a).....................................................       229,219
           Crown Castle International Corp., Sr. Notes:
    10,000   9.375% due 8/1/11 (e)...................................................................         9,075
    50,000   10.750% due 8/1/11......................................................................        48,625
    50,000 Iron Mountain Inc., Sr. Sub. Notes, 8.750% due 9/30/09....................................        51,250
    50,000 Loomis Fargo & Co., Sr. Sub. Notes, 10.000% due 1/15/04...................................        52,500
    25,000 Mail-Well I Corp., Series B, Sr. Sub. Notes, 8.750% due 12/15/08..........................        21,625
    50,000 SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09...................................        46,000
   125,000 Sitel Corp., Company Guaranteed, 9.250% due 3/15/06 (a)...................................       110,469
    50,000 Spectrasite Holdings Inc., Series B, Sr. Discount Notes, (zero coupon until 3/15/05,
            12.880% thereafter) due 3/15/10..........................................................        21,250
                                                                                                      -------------
                                                                                                            758,639
                                                                                                      -------------

Technology -- 0.1%
   125,000 Axiohm Transaction Solutions Inc., Sr. Sub. Notes, 9.750% due 10/1/07 (f)(g)..............            13
    15,000 Polaroid Corp., Sr. Notes, 11.500% due 2/15/06............................................         4,725
    50,000 Unisys Corp., Sr. Notes, 8.125% due 6/1/06................................................        48,875
                                                                                                      -------------
                                                                                                             53,613
                                                                                                      -------------

Transportation -- 1.1%
   125,000 CSX Corp., Debentures, 7.950% due 5/1/27..................................................       130,313
    50,000 Northwest Airlines Inc., Company Guaranteed, 7.625% due 3/15/05...........................        48,000
    25,000 Stena AB, Sr. Notes, 8.750% due 6/15/07...................................................        22,625
    50,000 Teekay Shipping Corp., Company Guaranteed, 8.320% due 2/1/08..............................        51,000
   200,000 US Airways Corp., 2000-3G Pass Through Trust, Pass Through Certificates, 7.890% due 3/1/19       209,468
                                                                                                      -------------
                                                                                                            461,406
                                                                                                      -------------

Utilities -- 1.0%
    25,000 AES Corp., Sr. Notes, 9.375% due 9/15/10..................................................        25,375
    25,000 Azurix Corp., Sr. Notes, 10.750% due 2/15/10..............................................        25,875
    50,000 Calpine Canada Energy Finance ULC, Sr. Notes, 8.500% due 5/1/08...........................        48,813
           Calpine Corp., Sr. Notes:
    25,000   7.750% due 4/15/09......................................................................        23,719
    25,000   8.625% due 8/15/10......................................................................        24,219
    75,000 CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07..........................................        78,281
   225,000 The Williams Cos. Inc., Notes, 6.750% due 1/15/06 (e).....................................       224,438
                                                                                                      -------------
                                                                                                            450,720
                                                                                                      -------------
           TOTAL CORPORATE BONDS AND NOTES
           (Cost -- $9,376,063)......................................................................     8,891,621
                                                                                                      -------------
SOVEREIGN BONDS -- 8.2%

Argentina -- 0.6%
           Republic of Argentina:
    85,000   7.000% due 12/19/08.....................................................................        64,175
    47,000   11.750 due 6/15/15 (a)..................................................................        35,133
   250,000   Par Bonds, Series L-GP, 6.000% due 3/31/23..............................................       160,469
                                                                                                      -------------
                                                                                                            259,777
                                                                                                      -------------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

     Face
    Amount+                           Security                           Value
-----------------------------------------------------------------------------------
Brazil -- 1.0%
                Federal Republic of Brazil:
    96,050        8.000% due 4/15/14................................. $     71,257
   125,000        12.750% due 1/15/20 (a)............................      112,063
   338,000        11.000% due 8/17/40 (a)............................      251,134
                                                                      ------------
                                                                           434,454
                                                                      ------------

Bulgaria -- 0.3%
                Republic of Bulgaria:
    50,000        FLIRB, Series A, 3.000% due 7/28/12 (a)(h).........       40,563
   100,000        IAB, 6.3125% due 7/28/11 (a)(h)....................       79,000
                                                                      ------------
                                                                           119,563
                                                                      ------------

Colombia -- 0.2%
    85,000      Republic of Colombia, 11.750% due 2/25/20 (a)........       81,388
                                                                      ------------

Croatia -- 0.1%
    47,304      Republic of Croatia, Series B, 6.250% due 7/31/06 (h)       46,594
                                                                      ------------

Denmark -- 0.2%
   650,000/DKK/ Kingdom of Denmark, 5.000% due 8/15/05...............       74,001
                                                                      ------------

Ecuador -- 0.0%
    50,000      Republic of Ecuador, 4.000% due 8/15/30..............       21,500
                                                                      ------------

France -- 0.2%
    90,000/EUR/ Government of France, 8.500% due 10/25/08............       91,805
                                                                      ------------

Germany -- 1.2%
                Deutschland Republic:
    40,000/EUR/   6.500% due 7/15/03.................................       35,296
    10,000/EUR/   6.000% due 1/5/06..................................        8,941
   130,000/EUR/   5.250% due 1/4/11..................................      111,386
   450,000/EUR/   5.625% due 1/4/28..................................      377,882
                                                                      ------------
                                                                          533,505
                                                                      ------------

Italy -- 0.1%
    70,000/EUR/ Buoni Poliennali Del Tes, 12.000% due 9/1/01.........       59,688
                                                                      ------------

Ivory Coast -- 0.1%
   200,000      Republic of Ivory Coast, FLIRB due 3/29/18 (f)(g)....       32,000
                                                                      ------------

Jamaica -- 0.1%
    20,000      Government of Jamaica, 12.750% due 9/1/07 (a)........       22,000
                                                                      ------------

Mexico -- 1.1%
                United Mexican States:
   425,000        8.375% due 1/14/11 (a).............................      428,719
    30,000        11.375% due 9/15/16................................       36,225
                                                                      ------------
                                                                           464,944
                                                                      ------------

Panama -- 0.3%
   150,000      Republic of Panama, IRB, 4.500% due 7/17/14 (h)......      132,656
                                                                      ------------

Peru -- 0.2%
   100,000      Republic of Peru, PDI, 4.500% due 3/7/17 (h).........       69,187
                                                                      ------------

Philippines -- 0.1%
    50,000      Bangko Sentral Philipinas, 8.600% due 6/15/27........       36,625
                                                                      ------------

                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)



     Face
    Amount+                       Security                      Value

--------------------------------------------------------------------------
Poland -- 0.1%
    50,000      Republic of Poland, PDI, 6.000% due 10/27/14
                 (h)........................................ $     49,438
                                                             ------------

Russia -- 0.9%
                Russian Government:
   101,251       8.250% due 3/31/10.........................       77,949
   468,375       2.500% due 3/31/30.........................      221,424
    75,000       Ministry of Finance, 12.750% due 6/24/28
                   (a)......................................       74,297
                                                             ------------
                                                                  373,670
                                                             ------------

Spain -- 0.7%
                Kingdom of Spain:
   150,000/EUR/  6.000% due 1/31/08.........................      131,688
    70,000/EUR/  5.4000% due 7/30/11........................       58,993
   142,000/EUR/  6.150% due 1/31/13.........................      126,322
                                                             ------------
                                                                  317,003
                                                             ------------

Supranational -- 0.1%
   120,000/PLN/ European Bank of Reconstruction &
                 Development, 19.000% due 12/5/01...........       30,075
    70,000/PLN/ Nordic Investment Bank, 17.750% due 4/15/02.       17,633
                                                             ------------
                                                                   47,708
                                                             ------------

Venezuela -- 0.6%
                Republic of Venezuela:
   145,000       13.625% due 8/15/18 (a)....................      141,013
   142,855       FLIRB Series B, 5.6875% due 3/31/07 (a)(h).      119,954
                                                             ------------
                                                                  260,967
                                                             ------------
                TOTAL SOVEREIGN BONDS(Cost -- $3,553,042)...    3,528,473
                                                             ------------

   Face
  Amount

----------------
LOAN PARTICIPATIONS -- 0.5%

Algeria -- 0.2%
                The People's Democratic Republic of Algeria:
$   45,833       Tranche 1, 5.8125% due 9/4/06 (CS First
                   Boston) (a)(h)(i)........................       39,989
    37,500       Tranche 3, 5.8125% due 3/4/10 (Chase
                   Manhattan Bank) (h)(i)...................       30,750
                                                             ------------
                                                                   70,739
                                                             ------------

Morocco -- 0.3%
   153,299      Kingdom of Morocco, Tranche A, 5.09375% due
                 1/1/09 (J.P. Morgan Chase) (h)(i)..........      141,802
                                                             ------------
                TOTAL LOAN PARTICIPATIONS(Cost -- $199,881).      212,541
                                                             ------------

 Warrants

----------------
WARRANTS(g) -- 0.0%
   109,104      ContiFinancial Corp., Units of Interest,
                 (Represents interests in a trust in the
                 liquidation of ContiFinancial Corp. and its
                 affiliates) (Cost -- $15,929)..............       15,929
                                                             ------------
                SUB-TOTAL INVESTMENTS(Cost -- $34,196,053)..   33,780,772
                                                             ------------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)



   Face
  Amount                                            Security                                               Value

----------------------------------------------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL PAPER -- 19.7%
$  250,000 Bombardier Capital, yield 4.150% due 7/16/01............................................... $      249,539
   825,000 Dominion Resources Inc., yield 4.150% due 7/16/01..........................................        823,478
 1,455,000 Mermaid Funding Corp., yield 4.220% due 7/13/01 (a)........................................      1,452,783
 1,500,000 Motorola Inc., yield 4.600% due 7/16/01 (a)................................................      1,496,933
 1,500,000 PHH Corp., yield 4.230% due 7/13/01........................................................      1,497,709
 1,500,000 Sprint Cap Corp., yield 4.300% due 7/16/01.................................................      1,497,133
 1,500,000 Texas Utilities Co., yield 4.200% due 7/16/01..............................................      1,497,200
                                                                                                       --------------
           TOTAL SHORT-TERM COMMERCIAL PAPER
           (Cost -- $8,514,775).......................................................................      8,514,775
                                                                                                       --------------
REPURCHASE AGREEMENT -- 2.1%
   884,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity -- $884,290; (Fully collateralized by U.S. Treasury Bonds, 7.250% to 12.000% due 8/15/13 to 2/15/19;
            Market value -- $901,686) (Cost -- $884,000)..............................................        884,000
                                                                                                       --------------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost -- $9,398,775).......................................................................      9,398,775
                                                                                                       --------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $43,594,828*).....................................................................    $43,179,547
                                                                                                       ==============

--------
(a)Securities with an aggregrated market value of $8,624,423 are segregated as collateral for mortgage dollar rolls.
(b)Mortgage dollar roll (See Note 10).
(c)Security is issued on a to-be-announced basis (See Note 9).
(d)Interest only security.
(e)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transations that are exempt from registration, normally to qualified institutional buyers.
(f)Security is currently in default.
(g)Non-income producing security.
(h)Rate shown reflects rate in effect at June 30, 2001 on instrument with variable rates or step coupon rates.
(i)Participation interests were acquired through the financial institutions indicated parenthetically.
+  Principal denominated in U.S. dollars unless otherwise indicated.
*  Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviationsused in this schedule:
DKK  -- Danish Krone.
EUR  -- Euro.
FLIRB -- Front-Loaded Interest Reduction Bonds.
IAB  -- Interest Arrears Bonds.
IRB  -- Interest Reduction Bonds.
PDI  -- Past Due Interest.
PLN  -- Polish Zloty.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          June 30, 2001 (unaudited)

ASSETS:
  Investments, at value (Cost -- $34,196,053)..................................... $33,780,772
  Short-term investments, at amortized cost.......................................   9,398,775
  Cash............................................................................         787
  Cash held in foreign currency, at value (Cost -- $40,337).......................      39,738
  Interest receivable.............................................................     469,800
  Receivable for open forward foreign currency contracts (Note 6).................      39,885
  Deferred organization costs.....................................................      10,222
                                                                                   -----------
  Total Assets....................................................................  43,739,979
                                                                                   -----------
LIABILITIES:
  Payable for securities purchased................................................   8,164,582
  Management fee payable..........................................................      17,195
  Payable for open forward foreign currency contracts (Note 6)....................       8,678
  Administration fee payable......................................................       1,373
  Accrued expenses................................................................      69,377
                                                                                   -----------
  Total Liabilities...............................................................   8,261,205
                                                                                   -----------
Total Net Assets.................................................................. $35,478,774
                                                                                   ===========
NET ASSETS:
  Par value of capital shares..................................................... $     3,531
  Capital paid in excess of par value.............................................  35,417,691
  Undistributed net investment income.............................................     729,302
  Accumulated net realized loss from security transactions and foreign currencies.    (285,860)
  Net unrealized depreciation of investments and foreign currencies...............    (385,890)
                                                                                   -----------
Total Net Assets.................................................................. $35,478,774
                                                                                   ===========
Shares Outstanding................................................................   3,531,140
                                                                                   -----------
Net Asset Value, per share........................................................      $10.05
                                                                                   -----------

                      See Notes to Financial Statements.

          Statement of Operations
          For the Six Months Ended June 30, 2001 (unaudited)

   INVESTMENT INCOME:
     Interest................................................... $1,132,250
     Less: Interest expense.....................................    (33,308)
                                                                 ----------
     Total Investment Income....................................  1,098,942
                                                                 ----------
   EXPENSES:
     Management fee (Note 2)....................................    113,307
     Audit and legal............................................     14,183
     Shareholder communications.................................     12,398
     Shareholder and system servicing fees......................      9,433
     Custody....................................................      8,927
     Administration fee (Note 2)................................      7,554
     Registration fees..........................................      3,223
     Amortization of deferred organization costs................      3,114
     Directors' fees............................................      2,108
     Other......................................................      2,479
                                                                 ----------
     Total Expenses.............................................    176,726
     Less: Management fee waiver (Note 2).......................    (25,650)
                                                                 ----------
     Net Expenses...............................................    151,076
                                                                 ----------
   Net Investment Income........................................    947,866
                                                                 ----------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 3 AND 6):
     Realized Loss From:
      Security transactions (excluding short-term securities)...    (74,545)
      Foreign currency transactions.............................    (74,251)
                                                                 ----------
     Net Realized Loss..........................................   (148,796)
                                                                 ----------
     Change in Net Unrealized Appreciation (Depreciation) From:
      Security transactions.....................................    (68,208)
      Foreign currency transactions.............................     65,921
                                                                 ----------
     Increase in Net Unrealized Depreciation....................     (2,287)
                                                                 ----------
   Net Loss on Investments and Foreign Currencies...............   (151,083)
                                                                 ----------
   Increase in Net Assets From Operations....................... $  796,783
                                                                 ==========


14


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000


                                                                        2001         2000
                                                                     -----------  -----------
OPERATIONS:
  Net investment income............................................. $   947,866  $ 1,479,574
  Net realized loss.................................................    (148,796)    (313,306)
  (Increase) decrease in net unrealized depreciation................      (2,287)     325,513
                                                                     -----------  -----------
  Increase In Net Assets From Operations............................     796,783    1,491,781
                                                                     -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................          --   (1,474,245)
  Capital...........................................................          --      (11,135)
                                                                     -----------  -----------
  Decrease in Net Assets From Distributions to Shareholders.........          --   (1,485,380)
                                                                     -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares..................................  12,485,715   13,086,862
  Net assets value of shares issued for reinvestment of dividends...          --    1,485,380
  Cost of shares reacquired.........................................  (2,982,953)  (6,108,496)
                                                                     -----------  -----------
  Increase in Net Assets From Fund Share Transactions...............   9,502,762    8,463,746
                                                                     -----------  -----------
Increase in Net Assets..............................................  10,299,545    8,470,147
NET ASSETS:
  Beginning of period...............................................  25,179,229   16,709,082
                                                                     -----------  -----------
  End of period*.................................................... $35,478,774  $25,179,229
                                                                     ===========  ===========
* Includes undistributed (overdistributed) net investment income of:    $729,302    $(144,313)
                                                                     ===========  ===========





                      See Notes to Financial Statements.

          Statement of Cash Flows
          For the Six Months Ended June 30, 2001 (unaudited)


   CASH FLOWS USED BY OPERATING ACTIVITIES:
     Purchases of portfolio securities........................ $(24,240,139)
     Proceeds from disposition of long-term securities........   13,723,786
     Net sale of short-term portfolio investments.............       68,939
                                                               ------------
                                                                (10,447,414)
     Net investment income....................................      947,866
     Amortization of net premium/discount on investments......      (30,283)
     Amortization of organization expenses....................        3,114
     Interest on payment-in-kind bonds........................         (587)
     Net change in receivables/payables related to operations.     (136,522)
                                                               ------------
     Net Cash Flows Used By Operating Activities..............   (9,663,826)
                                                               ------------
   CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
     Net proceeds from sale of shares.........................   12,493,724
     Cost of shares reacquired................................   (2,987,696)
     Increase due to dollar roll transactions.................       48,742
                                                               ------------
     Net Cash Flows Provided By Financing Activities..........    9,554,770
                                                               ------------
   Net Decrease in Cash.......................................     (109,056)
   Cash, Beginning of period..................................      149,581
                                                               ------------
   Cash, End of period........................................ $     40,525
                                                               ============


                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Strategic Bond Fund ("Fund"), is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek a high level of current income and secondarily capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and the other investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly. Salomon Brothers Asset

Notes to Financial Statements
(unaudited) (continued)


Management, Ltd. ("SBAM Ltd."), an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Fund. SBAM Ltd. is compensated by SBAM at no additional expense of the Fund.

For the six months ended June 30, 2001, SBAM waived a portion of its management fees amounting to $25,650.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2001, Salomon Smith Barney Inc., another subsidiary of SSBH, did not receive any brokerage commissions from the Fund.

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases:
   U.S. government agencies & obligations........ $13,640,988
   Other investment securities...................  10,646,233
                                                  -----------
                                                  $24,287,221
                                                  ===========
Sales:
   U.S. government agencies & obligations........ $ 6,235,611
   Other investment securities...................   6,796,715
                                                  -----------
                                                  $13,032,326
                                                  ===========

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation........................ $ 503,763
Gross unrealized depreciation........................  (919,044)
                                                      ---------
Net unrealized depreciation.......................... $(415,281)
                                                      =========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

Notes to Financial Statements
(unaudited) (continued)



During the six months ended June 30, 2001, reverse repurchase agreement transactions for the Fund were as follows:

Maximum amount outstanding $4,295,000
                           ==========
Average amount outstanding $2,223,365
                           ==========

Interest rates on reverse repurchase agreements ranged from 0.35% to 5.10% during the six months ended June 30, 2001 for the Fund. Interest expense on reverse repurchase agreements totaled $33,308.

6. Forward Foreign Currency Contracts

At June 30, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                      Local    Market  Settlement Unrealized
                                                     Currency  Value      Date    Gain (Loss)
Forward Foreign Currency Contracts                   -------- -------- ---------- -----------
To Buy:
  Euro..............................................  193,033 $163,337  7/26/01    $  (6,663)
  Euro..............................................   22,756   19,255  7/26/01         (361)
                                                                                   ---------
                                                                                      (7,024)
                                                                                   ---------
To Sell:
  Euro..............................................  654,475  553,791  7/26/01       32,501
  Euro..............................................  120,000  101,539  7/26/01        5,021
  Euro..............................................   31,876   26,972  7/26/01          919
  Polish Zloty......................................  213,401   52,719  7/26/01       (1,654)
                                                                                   ---------
                                                                                      36,787
                                                                                   ---------
Forward Foreign Cross Currency Contracts *
                                                       Market Value
To Buy:                                              -----------------
                                                      Polish
                                                      Zloty     Euro
                                                     -------- --------
Polish Zloty vs. Euro............................... $ 32,115 $ 30,671  7/26/01        1,444
                                                                                   ---------

Net Unrealized Gain on Open Forward Foreign
 and Cross Currency Contracts                                                      $  31,207
                                                                                   =========
* Local currency on Foreign Cross Currency Contracts
                                                       Buy      Sell
                                                     -------- --------
Buy Polish Zloty vs. Euro...........................  130,000   36,247

7. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund did not hold any purchased call or put option contracts.

Notes to Financial Statements
(unaudited) (continued)



When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2001, the Fund did not enter into any written covered call or put option contracts.

8. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2001, the Fund did not hold any when-issued securities.

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2001, the Fund held TBA securities with a total cost of $7,971,782.

10. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2001 was approximately $6,582,000.

Notes to Financial Statements
(unaudited) (continued)



11. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2001, the Fund did not have any securities on loan.

12. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 2001, the Fund held loan participations with a total cost of $199,881.

13. Capital Loss Carryforward

At December 31, 2000, the Fund had for Federal income tax purposes approximately $139,000 of unused capital loss carryforwards available to offset future realized gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31, of the year indicated:

                           2007    2008
                          ------ --------
Capital loss carryforward $5,000 $134,000

14. Capital Stock

At June 30, 2001, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                           Six Months Ended    Year Ended
                                            June 30, 2001   December 31, 2000
                                           ---------------- -----------------
Shares sold...............................    1,247,853         1,317,555
Shares issued on reinvestment of dividends           --           152,503
Shares reacquired.........................     (298,895)         (618,343)
                                              ---------         ---------
Net Increase..............................      948,958           851,715
                                              =========         =========

          Financial Highlights


For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                  2001(1)     2000      1999    1998(2)
                                                  -------    -------   -------  -------
Net Asset Value, Beginning of Period............. $  9.75    $  9.66   $ 10.13  $ 10.00
                                                  -------    -------   -------  -------
Income (Loss) From Operations:
 Net investment income (3).......................    0.26       0.56      0.60     0.38
 Net realized and unrealized gain (loss).........    0.04       0.15     (0.56)    0.24
                                                  -------    -------   -------  -------
 Total Income From Operations....................    0.30       0.71      0.04     0.62
                                                  -------    -------   -------  -------
Less Distributions From:
 Net investment income...........................      --      (0.62)    (0.51)   (0.47)
 Net realized gains..............................      --         --        --    (0.01)
 Capital.........................................      --      (0.00)*      --    (0.01)
                                                  -------    -------   -------  -------
 Total Distributions.............................      --      (0.62)    (0.51)   (0.49)
                                                  -------    -------   -------  -------
Net Asset Value, End of Period................... $ 10.05    $  9.75   $  9.66  $ 10.13
                                                  =======    =======   =======  =======
Total Return (4).................................    3.08%++    7.30%     0.37%    6.18%++
Net Assets, End of Period (000s)................. $35,479    $25,179   $16,709  $10,438
Ratios to Average Net Assets:
 Expenses (3)(5).................................    1.00%+     1.00%     1.00%    1.00%+
 Net investment income...........................    6.27+      7.39      7.19     6.23+
Portfolio Turnover Rate..........................      45%        74%      120%      84%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3)SBAM has waived all or a portion of its management fees for the six months ended June 30, 2001, for each of the year in the two-year period ended December 31, 2000 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $2,558 for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

         Decreases to      Expense Ratios Without
     Net Investment Income     Fee Waiver and
           Per Share       Expense Reimbursement
     --------------------- ----------------------
2001         $0.00*                 1.17%+
2000          0.03                  1.39
1999          0.06                  1.48
1998          0.04                  1.79+

(4)Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5)As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
*  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    PFPC Trust Company
    8800 Tinicom Blvd., Suite 200
    Philadelphia, Pennsylvania 19153

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
    Consultant, Colman Consulting
DANIEL P. CRONIN
    Vice President-General Counsel,
    Pfizer International Inc.
HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROGER M. LAVAN
    Executive Vice President
DAVID J. SCOTT
    Executive Vice President
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

       [GRAPHIC OF Salomon Brothers
       Variable Series Funds Inc]


   Semi-
   Annual
   Report
   2001

   JUNE 30, 2001

 .  SMALL CAP GROWTH FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You


DEAR SHAREHOLDER:
We are pleased to provide the semi-annual report for the Salomon Brothers Variable Small Cap Growth Fund ("Fund") for the period ended June 30, 2001./1/ This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and current Fund holdings, along with unaudited financial statements for the period ended June 30, 2001, can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY & PERFORMANCE UPDATE
The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of companies with market capitalizations/2 /similar to that of companies included in the Russell 2000 Growth Index ("Russell 2000 Growth Index")./3/

The Fund returned negative 2.65% for the period./4/ In comparison, the Russell 2000 Growth generated an essentially flat 0.16% and the Russell 2000 Index/5/ generated 6.94% for the same period. Please note, past performance is not indicative of future results.

MARKET OVERVIEW & PORTFOLIO HIGHLIGHTS
During the period, small-capitalization stocks (as measured by the Russell 2000 Index) returned 6.94%, significantly outpacing large-capitalization stocks (as measured by the Standard & Poor's 500 Index ("S&P 500 Index")/6/) which returned negative 6.69%. The roller-coaster small-capitalization stock market was characterized by a sharp recovery in April after a very weak first quarter.

--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The Fund invests in companies with small market capitalizations, which may be more volatile than large capitalization stocks.
3 The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities). Please note that an investor cannot invest in an index.
4 The performance return does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.
5 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
6 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest in an index.

Though small-capitalization growth stocks recovered in the second quarter, the weakening U.S. economy severely impacted sales and earnings for many growth companies, especially in the technology sector. However, as the U.S. Federal Reserve Board ("Fed") repeatedly cut the federal funds target rate in an effort to revive the slowing economy, investors began to look past current economic and earnings weakness in cautious anticipation of improving fundamentals sometime in late 2001 or early 2002. Within the benchmark Russell 2000 Growth Index, the consumer cyclicals, staples and financial sectors posted the strongest returns during the period, while technology and energy stocks lagged. Energy stocks had been strong performers during the first several months of 2001, but experienced a reversal in June as sharply rising natural gas and oil inventories began to reverse a supply shortage that had driven up energy prices (and energy stock prices) in early 2001.

PERFORMANCE REVIEW
During the period, the Fund returned negative 2.65%, underperforming the benchmark Russell 2000 Growth Index return of 0.16% but exceeding the Lipper Small Cap Growth Fund Average,/7/ which was a negative 3.90%. During the period, the Fund benefited from underweightings in technology and healthcare, relative to the Russell 2000 Growth Index, but experienced negative stock selection (specific fund holdings underperformed the benchmark) in technology, healthcare and consumer cyclicals. Selection was positive in energy and basic industry.

Although we increased the Fund's holdings within the technoloy and healthcare sectors during the second quarter, the Fund remained significantly underweighted in those sectors relative to the Russell 2000 Growth Index. We have generally avoided buying biotechnology and genomic stocks in recent quarters because we felt most were overvalued, but we did add to biotechnology in March and April after valuations improved. We also took profits in several energy holdings later in the quarter, reducing this sector from an overweight to an underweight position, as we saw a sharply rising trend in product inventory levels (especially true for natural gas inventories) that sent a bearish signal for energy stock prices.

--------
7 Lipper Small Cap Growth Fund Average return is calculated among 363 funds in the small cap growth fund category, as defined by Lipper, Inc., and is based on the past 6 months through June 30, 2001. Returns include the reinvestment of dividends and capital gains and exclude sales charges. Past performance is not indicative of future results.

OUTLOOK
We are still awaiting improved revenue and earnings visibility before making a large additional commitment to individual technology stocks. Nonetheless, we have been gradually adding to positions in the semiconductor capital equipment and software sectors when we believe a company either presents a compelling valuation or has relatively good sales and earnings visibility.

At a more general level, we do not expect significant improvement in the U.S. economy until 2002 but remain confident that the Fund is well positioned to generate strong relative performance relative to other small cap growth funds in a soft economy. We continue to emphasize broad diversification and fundamentally high-quality companies, which has helped to dampen the Fund's volatility as well as contribute to long-term outperformance relative to the Russell 2000 Growth Index and our small cap growth fund peers.

Thank you for your investment in the Salomon Brothers Variable Small Cap Growth Fund.

Sincerely,

/s/ Heath B. McLendon /s/ Matthew P. Ziehl
Heath B. McLendon     Matthew P. Ziehl
Chairman              Vice President
                      Small Cap Growth Fund
                      Team Leader
July 16, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE SMALL CAP GROWTH FUND
 Comparison of $10,000 Investment in the Fund with Russell 2000 Index and Russell 2000 Growth Index

[CHART]
               Small Cap    Russell 2000   Russell 2000
              Growth Fund      Index       Growth Index
    11/8/99     10,000        10,000          10,000
    12/99       12,160        11,132          11,763
    6/00        14,784        11,470          11,908
    12/00       14,194        10,796           9,125
    6/30/01     13,818        11,545           9,139

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain  Return of  Total
Period Ended          of Period of Period Dividends Distributions  Capital  Returns+
----------------------------------------------------------------------------------
6/30/01                $13.57    $13.21     $0.00       $0.00       $0.00    (2.65)%++
----------------------------------------------------------------------------------
12/31/00                12.16     13.57      0.00*       0.61        0.00*   16.73
----------------------------------------------------------------------------------
11/8/99** -- 12/31/99   10.00     12.16      0.00        0.00        0.00    21.60++
----------------------------------------------------------------------------------
Total                                       $0.00       $0.61       $0.00
----------------------------------------------------------------------------------

 Average Annual Total Returns+

                   Six Months Ended 6/30/01++         (2.65)%
                   ----------------------------------------
                   Year Ended 6/30/01                 (6.54)
                   ----------------------------------------
                   11/8/99** through 6/30/01          21.74
                   ----------------------------------------

 Cumulative Total Return+

               11/8/99** through 6/30/01                   38.18%
               -------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Commencement of operations.

Schedule of Investments
June 30, 2001 (unaudited)



     Shares                       Security                         Value

     -----------------------------------------------------------------------
     COMMON STOCK -- 87.3%
     Basic Industries -- 8.4%
     16,600 AK Steel Holding Corp............................... $  208,164
      8,100 OM Group, Inc.......................................    455,625
     27,000 PolyOne Corp........................................    281,070
     13,600 Steel Dynamics, Inc.+...............................    170,000
                                                                 ----------
                                                                  1,114,859
                                                                 ----------
     Capital Goods -- 1.5%
      2,600 L-3 Communications Holdings, Inc.+..................    198,380
                                                                 ----------
     Communications -- 6.8%
     20,700 Dobson Communications Corp., Class A Shares+........    352,935
      7,500 Electric Lightwave, Inc., Class A Shares+...........      9,825
      8,300 Entravision Communications Corp., Class A Shares+...    102,090
     35,500 Genuity Inc.+.......................................    110,760
      6,100 Pegasus Communications Corp.+.......................    137,250
      2,400 Rogers Wireless Communications Inc., Class B Shares+     41,448
     16,500 UnitedGlobalCom, Inc., Class A Shares+..............    142,725
                                                                 ----------
                                                                    897,033
                                                                 ----------
     Consumer Cyclicals -- 16.5%
      3,200 American Eagle Outfitters, Inc.+....................    112,768
      2,800 California Pizza Kitchen, Inc.+.....................     65,100
      5,200 Charles River Associates Inc.+......................     91,000
      2,900 Circuit City Stores-Circuit City Group..............     52,200
      6,500 Cost Plus, Inc.+....................................    195,000
      6,200 Dal-Tile International Inc.+........................    115,010
      2,900 Darden Restaurants, Inc.............................     80,910
      5,200 DeVry, Inc.+++......................................    187,824
      4,300 FactSet Research Systems Inc........................    153,510
      8,700 Fossil, Inc.+.......................................    180,525
      8,100 Hooper Holmes, Inc..................................     83,025
      4,900 MAXIMUS, Inc.+......................................    196,441
      3,000 The Neiman Marcus Group, Inc., Class A Shares+......     93,000
      8,200 On Assignment, Inc.+................................    147,600
      1,000 Optimal Robotics Corp.+.............................     38,000
      2,200 Resources Connection, Inc.+.........................     56,848
      1,800 SCP Pool Corp.+.....................................     61,992
     10,200 Wendy's International, Inc..........................    260,508
                                                                 ----------
                                                                  2,171,261
                                                                 ----------
     Consumer Non-Cyclicals -- 4.2%
      3,800 Coca-Cola Bottling Co. Consolidated++...............    149,530
      4,200 Cox Radio, Inc., Class A Shares+....................    116,970
      1,300 The Pepsi Bottling Group, Inc.......................     52,130
      8,700 PRIMEDIA, Inc.+.....................................     59,073
     10,300 Sinclair Broadcast Group, Inc., Class A Shares+.....    106,090
      2,000 Young Broadcasting Inc., Class A Shares+............     67,160
                                                                 ----------
                                                                    550,953
                                                                 ----------
     Energy -- 4.9%
      3,500 Paradigm Geophysical Ltd.+..........................     21,875
     10,000 Pogo Producing Co...................................    240,000
      5,600 Rowan Cos., Inc.+...................................    123,760
      5,500 SEACOR SMIT Inc.+...................................    257,070
                                                                 ----------
                                                                    642,705
                                                                 ----------



                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)



Shares                    Security                      Value

----------------------------------------------------------------
Financial Services -- 9.4%
 7,900 Banknorth Group, Inc..........................  $178,935
 4,600 City National Corp............................   203,734
 5,000 Commerce Bancorp, Inc.........................   350,500
 2,200 Legg Mason, Inc...............................   109,472
 4,700 Mercantile Bankshares Corp....................   183,911
 3,300 Odyssey Re Holdings Corp.+....................    59,631
   600 Waddell & Reed Financial, Inc., Class A Shares    19,050
 3,400 Westamerica Bancorporation....................   133,450
                                                      ---------
                                                      1,238,683
                                                      ---------
Healthcare -- 17.0%
 8,000 3 Dimensional Pharmaceuticals, Inc.+..........    76,880
   300 Accredo Health, Inc.+.........................    11,157
 1,500 ICN Pharmaceuticals, Inc......................    47,580
 3,600 Invitrogen Corp.+.............................   258,480
23,100 Ligand Pharmaceuticals, Inc., Class B Shares+.   261,030
12,700 Medarex, Inc.+................................   298,450
 3,200 The Medicines Co.+............................    65,568
 1,100 Millipore Corp................................    68,178
 2,200 Molecular Devices Corp.+......................    44,110
 4,100 ORATEC Interventions, Inc.+...................    38,007
 7,800 Pharmacopeia, Inc.+...........................   187,200
10,700 PRAECIS Pharmaceuticals Inc.+.................   175,908
12,200 Province Healthcare Co.+......................   430,538
 4,100 QLT Inc.+.....................................    80,278
 1,500 Specialty Laboratories, Inc.+.................    56,775
 1,600 Techne Corp.+.................................    52,000
 9,100 The TriZetto Group, Inc.+.....................    84,175
                                                      ---------
                                                      2,236,314
                                                      ---------
Real Estate Investment Trust -- 1.8%
 2,200 Alexandria Real Estate Equities, Inc..........    87,560
 2,500 Cousins Properties, Inc.......................    67,125
 3,000 PS Business Parks, Inc., Class A Shares.......    84,000
                                                      ---------
                                                        238,685
                                                      ---------
Technology -- 16.8%
27,300 3Com Corp.+...................................   129,675
 4,200 ADTRAN, Inc.+.................................    86,100
 6,400 Advanced Digital Information Corp.+...........   110,720
12,700 Aeroflex Inc.+................................   133,350
 2,400 APW Ltd.+.....................................    24,360
 4,900 Artesyn Technologies, Inc.+...................    63,210
   700 AudioCodes Ltd.+..............................     4,949
 2,000 Avocent Corp.+................................    45,500
 8,500 Axcelis Technologies, Inc.+...................   125,800
 4,500 Celeritek, Inc.+..............................    67,275
 8,000 CommScope, Inc.+..............................   188,000
 1,000 DDi Corp.+....................................    20,000
 2,200 Entegris Inc.+................................    25,190
 1,100 I-many, Inc.+.................................    14,850
10,600 Insight Enterprises, Inc.+....................   259,700
 2,000 IONA Technologies PLC+........................    77,000
 1,800 Mattson Technology, Inc.+.....................    31,464
 3,767 MKS Instruments, Inc.+........................   108,490


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2001 (unaudited) (continued)



   Shares                           Security                              Value

-----------------------------------------------------------------------------------
Technology -- 16.8% (continued)
       900 Organic, Inc.+............................................. $       387
     3,200 Polycom, Inc.+.............................................      73,888
     5,300 Quintus Corp.+.............................................         477
     5,600 Redback Networks Inc.+.....................................      49,952
     4,300 Sawtek Inc.+...............................................     101,179
     4,400 Semtech Corp.+.............................................     132,000
     3,500 TranSwitch Corp.+..........................................      37,625
     5,200 Ulticom, Inc.+.............................................     175,760
    33,500 Viant Corp.+...............................................      62,645
     5,400 Visual Networks, Inc.+.....................................      47,250
     1,400 Wind River Systems, Inc.+..................................      24,444
                                                                       -----------
                                                                         2,221,240
                                                                       -----------
           TOTAL COMMON STOCK(Cost -- $11,622,380)....................  11,510,113
                                                                       -----------

 Rights
----------
RIGHTS -- 0.0%
     2,800 Bank United Corp.+ (Cost -- $703)..........................         924
                                                                       -----------

  Face
 Amount
----------
CONVERTIBLE CORPORATE BONDS -- 0.7%
Healthcare -- 0.7%
$   85,000 Aviron, 5.250% due 2/1/08 (Cost -- $67,360)................      95,093
                                                                       -----------
           SUB-TOTAL INVESTMENTS(Cost -- $11,690,443).................  11,606,130
                                                                       -----------
REPURCHASE AGREEMENT++ -- 12.0%
 1,583,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity --
            $1,583,519; (Fully collateralized by U.S. Treasury Bonds,
            7.250% to 12.000% due 8/15/13 to 2/15/19; Market value --
            $1,614,670) (Cost -- $1,583,000)..........................   1,583,000
                                                                       -----------
           TOTAL INVESTMENTS -- 100%(Cost -- $13,273,443*)............ $13,189,130
                                                                       ===========

--------
+  Non-income producing security.
++ Securities with an aggregate market value of $1,920,354 are segregated as collateral for open futures contracts commitments.
*  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2001 (unaudited)

ASSETS:
 Investments, at value (Cost -- $11,690,443)............................................ $11,606,130
 Repurchase agreement, at value (Cost -- $1,583,000)....................................   1,583,000
 Cash...................................................................................         636
 Receivable for broker -- variation margin..............................................      15,150
 Dividends and interest receivable......................................................       2,303
                                                                                         -----------
  Total Assets..........................................................................  13,207,219
                                                                                         -----------
LIABILITIES:
 Payable for securities purchased.......................................................     380,784
 Management fee payable.................................................................       7,322
 Administration fee payable.............................................................         488
 Accrued expenses.......................................................................      42,334
                                                                                         -----------
 Total Liabilities......................................................................     430,928
                                                                                         -----------
Total Net Assets........................................................................ $12,776,291
                                                                                         ===========
NET ASSETS:
 Par value of capital shares............................................................ $       967
 Capital paid in excess of par value....................................................  12,666,339
 Accumulated net investment loss........................................................      (8,029)
 Accumulated net realized gain from security transactions, options and futures contracts     203,076
 Net unrealized depreciation of investments and futures contracts.......................     (86,062)
                                                                                         -----------
Total Net Assets........................................................................ $12,776,291
                                                                                         ===========
Shares Outstanding......................................................................     966,931
                                                                                         -----------
Net Asset Value, per share..............................................................      $13.21
                                                                                         -----------


                      See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2001 (unaudited)

INVESTMENT INCOME:
  Interest............................................................................................ $  43,769
  Dividends...........................................................................................    25,149
                                                                                                       ---------
  Total Investment Income.............................................................................    68,918
                                                                                                       ---------
EXPENSES:
  Management fee (Note 2).............................................................................    38,949
  Audit and legal.....................................................................................    10,167
  Custody.............................................................................................     9,273
  Shareholder communications..........................................................................     9,000
  Shareholder and system servicing fees...............................................................     5,298
  Directors' fees.....................................................................................     2,597
  Administration fee (Note 2).........................................................................     2,108
  Registration fees...................................................................................     1,239
  Other...............................................................................................     1,735
                                                                                                       ---------
  Total Expenses......................................................................................    80,366
  Less: Management fee waiver (Note 2)................................................................    (3,419)
                                                                                                       ---------
  Net Expenses........................................................................................    76,947
                                                                                                       ---------
Net Investment Loss...................................................................................    (8,029)
                                                                                                       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FUTURES CONTRACTS (NOTES 3, 5 AND 6):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)............................................   309,498
   Options purchased..................................................................................    (5,237)
   Futures contracts..................................................................................    78,404
                                                                                                       ---------
  Net Realized Gain...................................................................................   382,665
                                                                                                       ---------
  Change in Net Unrealized Appreciation (Depreciation) of Investments, Options and Futures Contracts:
   Beginning of period................................................................................   467,296
   End of period......................................................................................   (86,062)
                                                                                                       ---------
  Increase in Net Unrealized Depreciation.............................................................  (553,358)
                                                                                                       ---------
Net Loss on Investments...............................................................................  (170,693)
                                                                                                       ---------
Decrease in Net Assets From Operations................................................................ $(178,722)
                                                                                                       =========


                      See Notes to Financial Statements.

Statements of Changes in Net Assets
Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000

                                                                    2001         2000
                                                                 -----------  -----------
OPERATIONS:
 Net investment loss............................................ $    (8,029) $   (10,679)
 Net realized gain..............................................     382,665       89,057
 (Increase) decrease in net unrealized depreciation.............    (553,358)     252,125
                                                                 -----------  -----------
 Increase (Decrease) in Net Assets From Operations..............    (178,722)     330,503
                                                                 -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..........................................          --         (318)
 Net realized gains.............................................          --     (311,950)
 Capital........................................................          --         (932)
                                                                 -----------  -----------
 Decrease in Net Assets From Distributions to Shareholders......          --     (313,200)
                                                                 -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares...............................   4,786,252    8,919,553
 Net asset value of shares issued for reinvestment of dividends.          --      291,347
 Cost of shares reacquired......................................    (894,959)  (1,965,309)
                                                                 -----------  -----------
 Increase in Net Assets From Fund Share Transactions............   3,891,293    7,245,591
                                                                 -----------  -----------
Increase in Net Assets..........................................   3,712,571    7,262,894

NET ASSETS:
 Beginning of period............................................   9,063,720    1,800,826
                                                                 -----------  -----------
 End of period*................................................. $12,776,291  $ 9,063,720
                                                                 ===========  ===========
* Includes accumulated net investment loss of:..................     $(8,029)          --
                                                                 ===========  ===========



                      See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Small Cap Growth Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and the other investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2001, SBAM waived a portion of its management fee amounting to $3,419.

Notes to Financial Statements
(unaudited) (continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 2001, there were no brokerage commissions paid to Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.................................................. $7,946,133
                                                            ==========
Sales...................................................... $3,799,323
                                                            ==========

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation.............................. $  1,223,374
Gross unrealized depreciation..............................  (1,307,687)
                                                            ------------
Net unrealized depreciation................................ $   (84,313)
                                                            ============

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund did not hold any purchased call or put option contracts.

Notes to Financial Statements
(unaudited) (continued)


When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

For the six months ended June 30, 2001, the Fund did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At June 30, 2001, the Fund had the following open futures contracts:

                      # of
                    Contracts             Basis    Market  Unrealized
Purchased Contracts  to Buy   Expiration  Value    Value      Loss
------------------- --------- ---------- -------- -------- ----------
   Russell 2000....     3        9/01    $775,149 $773,400  $(1,749)
                                                            =======

7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2001, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(unaudited) (continued)


8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") and other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2001, the Fund did not hold any TBA securities.

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2001, the Fund did not have any securities on loan.

10. Capital Stock

At June 30, 2001, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                           Six Months Ended    Year Ended
                                            June 30, 2001   December 31, 2000
                                           ---------------- -----------------
Shares sold...............................     373,225           634,210
Shares issued on reinvestment of dividends          --            21,643
Shares reacquired.........................     (74,266)         (135,921)
                                               -------          --------
Net Increase..............................     298,959           519,932
                                               =======          ========

Financial Highlights


For a share of capital stock outstanding for each year ended December 31, unless otherwise noted:

                                           2001(1)      2000    1999(2)
                                           -------     ------   -------
Net Asset Value, Beginning of Period...... $ 13.57     $12.16   $10.00
                                           -------     ------   ------
Income (Loss) From Operations:
 Net investment income (loss) (3).........   (0.01)     (0.02)    0.00*
 Net realized and unrealized gain (loss)..   (0.35)      2.04     2.16
                                           -------     ------   ------
 Total Income (Loss) From Operations......   (0.36)      2.02     2.16
                                           -------     ------   ------
Less Distributions From:
 Net investment income....................      --      (0.00)*     --
 Net realized gains.......................      --      (0.61)      --
 Capital..................................      --      (0.00)*     --
                                           -------     ------   ------
 Total Distributions......................      --      (0.61)      --
                                           -------     ------   ------
Net Asset Value, End of Period............ $ 13.21     $13.57   $12.16
                                           =======     ======   ======
Total Return (4)..........................   (2.65)%++  16.73%   21.60%++
Net Assets, End of Period (000s).......... $12,776     $9,064   $1,801
Ratios to Average Net Assets:
 Expenses (3)(5)..........................    1.48%+     1.50%    1.50%+
 Net investment income (loss).............   (0.15)+    (0.23)    0.16+
Portfolio Turnover Rate...................      41%       109%      16%

--------
(1) For the six months ended June 30, 2001 (unaudited).
(2) For the period from November 8, 1999 (commencement of operations) through December 31, 1999.
(3) SBAM has waived all or part of its management fees for the six months ended June 30, 2001, the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SBAM has reimbursed the Fund for $12,692 and $27,494 in expenses for the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share (increase) decrease in net investment income (loss) and the actual expense ratio would have been as follows:

                           (Increase) Decrease to  Expense Ratios Without
                               Net Investment        Fee Waivers and/or
                           Income (Loss) Per Share Expense Reimbursements
                           ----------------------- ----------------------
       2001...............         $(0.00)*                 1.55%+
       2000...............          (0.07)                  2.52
       1999...............           0.20                  16.36+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    PFPC Trust Company
    8800 Tinicom Blvd.
    Suite 200
    Philadelphia, Pennsylvania 19153

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
    Consultant, Colman Consulting
DANIEL P. CRONIN
    Vice President-General Counsel,
    Pfizer International Inc.
HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisers, Inc.

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
MATTHEW P. ZIEHL
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

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                                   Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048